Exhibit 99.2

                              DAIMERCHRYLSER LOGO

                             Purchase Order/Release


Purchase Order Number :          JEAD3 90806-A
Order Date :                     05/01/2006
Order Purpose :                  Original
Order Type :                     Stand-alone Order
Currency :                       U.S. Dollars
Shipping Method of Payment :     Collect
Shipping Destination :           CHARLOTTE NC 282114860
Sale Not to Exceed :             $0.00
Terms:                           Net 30th Prox


Allowance/Charge or Services :
----------------------------



--------------------------------------------------------------------------------
  Allowance/Charge :                       Service Code :       Clause/Code :
  Charge                                   See Notes Below      107
  Dollar Amount :
  $.00
Description : CLAUSE REFER TO TEXT - HAZARDOUS MATL TAX
Additional Description : RELATED COST CD - HAZARDOUS MATL TAX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Allowance/Charge :                         Service Code :       Clause/Code :
Charge                                     See Notes Below      294
Dollar Amount :
$.00
Description : CLAUSE REFER TO TEXT - HAZARDOUS MATL TAX
Additional Description : RELATED COST CD - HAZARDOUS MATL TAX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Allowance/Charge :                         Service Code :       Clause/Code :
Charge                                     See Notes Below      408
Dollar Amount :

--------------------------------------------------------------------------------
General Schedule :
Deliver on Date :
4/28/06
--------------------------------------------------------------------------------

General Notes :


SELLER AGREES TO SELL AND DELIVER THE GOODS OR SERVICES SPECIFIED IN DAIMLERCHRYSLER'S ORDER IN ACCORDANCE WITH THE TERMS AND CONDITIONS CONTAINED IN THE ORDER, INCLUDING THE CLAUSES REFERENCED IN THE ORDER, THE DAIMLERCHRYSLER FACILITIES AND MATERIALS GENERAL TERMS AND CONDITIONS (FORM 84-806-1652A), THE TERMS OF THIS FORM AND ANY SIGNED DOCUMENTS REFERENCED IN THE ORDER, ALL OF WHICH CONSTITUTE THE ENTIRE AND FINAL AGREEMENT BETWEEN DAIMLERCHRYSLER AND SELLER AND CANCEL AND SUPERSEDE ANY PRIOR OR
CONTEMPORANEOUS NEGOTIATIONS OR AGREEMENTS REGARDING THE ORDER. THE DAIMLERCHRYSLER GENERAL TERMS AND CONDITIONS ARE AS CURRENTLY PUBLISHED ON HTTP://DAIMLERCHRYSLER.COVISINT.COM (REFERENCE TAB).
BY ACCEPTING THE ORDER, SELLER ACKNOWLEDGES HAVING ACTUAL KNOWLEDGE OF THE TEXT OF THE REFERENCED CLAUSES AND THE GENERAL TERMS AND CONDITIONS. DAIMLERCHRYSLER'S ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS OF THE ORDER AND ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER CONTAINED IN SELLER'S FORMS OR OTHERWISE PRESENTED BY SELLER ARE REJECTED UNLESS EXPRESSLY AGREED TO BY

DAIMLERCHRYSLER. SELLER SPECIFICALLY WAIVES ITS SIGNED ACCEPTANCE OF THE ORDER. "ORDER" MEANS A PURCHASE ORDER TRANSMITTED TO SELLER VIA DAIMLERCHRYSLER ELECTRONIC DATA INTERCHANGE SYSTEM OR DELIVERED TO SELLER IN A PAPER FORMAT. DAIMLERCHRYSLER OR
DAIMLERCHRYSLER CANADA INC.,

AS THE CASE MAY BE, IS REFERRED TO AS EITHER DAIMLERCHRYSLER OR CHRYSLER IN THIS PURCHASE ORDER.
END USER NAME: (KAREN                         CHAMBERLIN     ) LOC:
(4015) DEPT: (4200) PH: (8155472708) CIMS: (6100000)
INV APRV NAME: (JAMES                         MCDERMOTT      ) LOC:
(4015) DEPT: (1000) PH: (8155472130) CIMS: (6100000)

"A DIVERSITY SOURCING DEVELOPMENT (MINORITY SOURCING) GOAL OF 9% IS
EXPECTED OF ALL DAIMLERCHRYSLER SUPPLIERS. YOUR PAR TICIPATION IN THIS PROGRAM WILL BE REFLECTED IN YOUR PERFORM ANCE ASSESSMENT AND MAY IMPACT FUTURE BUSINESS OPPORTUNITIES "

..
-        -----------------------------------------------------------
-        -------------------------------
THE SUPPLIER'S SERVICES SHALL BE PERFORMED IN ACCORDANCE WIT H DAIMLERCHRYSLER'S GENERAL TERMS AND CONDITIONS FOR CONSTRU CTION PROJECTS ON DAIMLERCHRYSLER PROPERTY. TERMS AND CONDITIONS OF THIS PURCHASE ORDER SHALL PREVAIL OV ER THE TERMS AND CONDITIONS OF THE SUPPLIER'S PROPOSAL. ALL TRADE PERSONNEL SHALL BE A MEMBER OF A UNION RECOGNIZED BY THE UAW OR CAW.

ADVANCE QUALITY PLANNING (AQP):
DAIMLERCHRYSLER REQUIRES THE SUPPLIER TO DEVELOP AN ADVANCE QUALITY PLAN UPON AWARD OF EACH PROJECT (QS9000 TE SUPPLEMEN T, 2ND EDITION, ELEMENT 4.2.3.1) . THE GOAL OF THE PLAN IS T O REDUCE RISK THROUGH THE PROACTIVE EXECUTION OF THE APPLICA BLE QUALITY CAN BE FOUND UNDER AQP

REQUIREMENTS AT:
HTTP://EXTRANET.DAIMLERCHRYSLER.COM/MANUFACTURING/AMEDD/SUPPLIER/ASSEMBLY. HTM

AQP MUST BE USED TO MANAGE ALL TOOLING AND EQUIPMENT PROGRAM S, UNLESS
OTHERWISE  AGREED  TO  IN  WRITING  BY  A  REPRESENTATIVE  OF   DAIMLERCHRYSLER,
INTERNATIONAL PROCUREMENT SERVICES. FIELD ORDER CHANGES WILL BE CHARGED AT NET DIRECT COST PLUS: 12.5% FOR CONTRACTOR' OWN FORCES, DIRECT COST PLUS.

7.5% SUBCONTRACTOR COST TO CONTRACTOR PLUS.
-        -----------------------------------------------------------
-        -----------------------
INVOICING:
ALL INVOICES MUST REFERENCE ALL RELEVANT DETAILS SUCH AS:
-        REQUISITION NUMBER
-        PURCHASE ORDER NUMBER (STARTS WITH J)
-        APPLICABLE 5 OR 9-DIGIT NPM/LINE ITEM(S)
..
QUESTIONS REGARDING PAYMENT STATUS MAY BE OBTAINED BY CALLIN G ACCOUNTS PAYABLE:
-        CALL 586-274-7676 (U.S. ACCOUNTS PAYABLE)
-        CALL 586-274-6220 (CANADIAN ACCOUNTS PAYABLE)
IN ORDER TO BYPASS AUTOMATED MESSAGE AND SPEAK WITH AN ACCOU NTS PAYABLE REPRESENTATIVE, HIT "0" AT ANY TIME DURING THE A UTOMATED MESSAGE PRIOR TO 3:00 PM (EST).

Address Information...

Buying Party (Purchaser) :

 Name :                          DAIMLERCHRYSLER CORPORATION
 Contact Name:                   1626D3P.J. BERGIN
 Phone Number :                  248512165 1

Selling Party :

 Name :                          TRANSBOTICS CORPORATION
 Code :                          70861
 Address :                       3101 LATROBE DRIVE SOUTH
 City :                          CHARLOTTE
 State :                         NC
 Postal Code :                   282114860

Ship To :

  Name:                          4015 BELVIDERE ASSY PLANT
  Code:                          EA
  Additional Name:               KAREN CHAMBERLIN
  Address:                       3000 W. CHRYSLER DRIVE
  City:                          BELVIDERE
  State:                         IL
  Postal Code:                   61008


Party to be billed(AAR Accounting Rule 11) :

  Name:                          CORPORATE ACCOUNTS PAYABLE
  Additional Name:               DAIMLERCHRYSLER CORPORATION
  Address:                       P O BOX 537927
  City:                          LIVONIA
  State:                         MI
  Postal Code:                   481537927

Receiving Location
------------------
 Name :                          BELVIDERE ASSEMBLY
 Code :                          EA


Line Items...

                               Line Item #000001

 Buyer's Item Number :                                                59-005
 Quantity :                                                           1
 Unit of Measure :                                                    Lot
 Unit Price :                                                         $62888.00
 Product Description :
 ---------------------
 PURCHASE SYSTEM EQUIPMENT AND HARDWARE FOR
 TRANSBOTICS SGV'S.
 .
 REFERENCE: MKT-PROP-0603-002-REVA-COMMERCIAL

 Reference Numbers :
 -------------------
 Purchase Requisition No. :                                          EAFE0008792
 Description :                                                       REQUISITION
                                                                     NUMBER(S):
 Line Item Schedule :
 --------------------
 Quantity :                                                           1
 Unit Of Measure :                                                    Lot
 Delivery Requested :                                                 04/28/2006
 Promised for Delivery :                                              04/28/2006


                                Line Item #000002

 Buyer's Item Number :                                             59-005-0001
 Quantity :                                                        1
 Unit of Measure :                                                 Lot
 Unit Price :                                                      $245164.00
 Product Description :
 ---------------------
 PURCHASE SYSTEM ENGINEERING, PROGRAMMING, AND
 COMMISSIONING
 REFERENCE: MKT-PROP-0603-002-REVA-COMMERCIAL

 Reference Numbers :
 -------------------
 Purchase Requisition No. :                                        EAFE0008792
 Description :                                                     REQUISITION
                                                                   NUMBER(S):
 Line Item Schedule :
 --------------------
 Quantity :                                                        1
 Unit Of Measure :                                                 Lot
 Delivery Requested :                                              04/28/2006
 Promised for Delivery :                                           04/28/2006
 -----------------------------------------------------------------------------

                                Line Item #000003

 Buyer's Item Number :                                              59-005-0002
 Quantity :                                                         1
 Unit of Measure :                                                  Lot
 Unit Price :                                                       $42373.00
 Product Description :
 ---------------------
 PURCHASE ON-SITE MECHANICAL AND ELECTRICAL
 INSTALLATION
 REFERENCE: MKT-PROP-0603-002-REVA-COMMERCIAL

 Reference Numbers :
 -------------------
 Purchase Requisition No. :                                   EAFE0008792
 Description :                                                REQUISITION NUMBER
                                                              (S):
 Line Item Schedule :
 --------------------
 Quantity :                                                     1
 Unit Of Measure :                                              Lot
 Delivery Requested :                                           04/28/2006
 Promised for Delivery :                                        04/28/2006
 -------------------------------------------------------------------------------

                                Line Item #000004

 Buyer's Item Number :                                              59-005-0003
 Quantity :                                                          1
 Unit of Measure :                                                   Lot
 Unit Price :                                                        $32235.00
 Product Description :
 ---------------------
 PURCHASE SYSTEM ENGINEERING, PROGRAMMING, AND
 COMMISSIONING
 REFERENCE: MKT-PROP-0603-002-REVA-COMMERCIAL

 Reference Numbers :
 -------------------
 Purchase Requisition No. :                                          EAFE0008792
 Description :                                                       REQUISITION
                                                                     NUMBER(S):
 Line Item Schedule :
 --------------------
 Quantity :                                                          1
 Unit Of Measure :                                                   Lot
 Delivery Requested :                                                04/28/2006
 Promised for Delivery :                                             04/28/2006
 -------------------------------------------------------------------------------


                                Line Item #000005

 Buyer's Item Number :                                      59-005-0004
 Quantity :                                                 1
 Unit of Measure :                                          Lot
 Unit Price :                                               $83848.00
 Product Description :
 ---------------------
 PURCHASE OPTIONAL RSVIEW BASED HUMAN MACHINE
 INTERFACE (HMI)
 REFERENCE: MKT-PROP-0603-002-REVA-COMMERCIAL

 Reference Numbers :
 -------------------
 Purchase Requisition No. :                                 EAFE0008792
 Description :                                              REQUISITION
                                                            NUMBER(S):

 Line Item Schedule :
 --------------------
 Quantity :                                                          1
 Unit Of Measure :                                                   Lot
 Delivery Requested :                                                04/28/2006
 Promised for Delivery :                                             04/28/2006
 -------------------------------------------------------------------------------


                              Line Item #000006

 Buyer's Item Number :                                              59-005-0005
 Quantity :                                                         4
 Unit of Measure :                                                  Each
 Unit Price :                                                       $6200.00
 Product Description :
 ---------------------
 PURCHASE OPTIONAL SICK LASER MAINTENANCE
 UPGRADE (OILY
 ENVIRONMENTS)
 .
 REFERENCE: MKT-PROP-0603-002-REVA-COMMERCIAL

 Reference Numbers :
 -------------------
 Purchase Requisition No. :                                EAFE0008792
 Description :                                             REQUISITION NUMBER
                                                           (S):
 Line Item Schedule :
 --------------------
 Quantity :                                                4
 Unit Of Measure :                                         Each
 Delivery Requested :                                      04/28/2006
 Promised for Delivery :                                   04/28/2006
 -------------------------------------------------------------------------------


                                Line Item #000007

 Buyer's Item Number :                                             59-005-0006
 Quantity :                                                         1
 Unit of Measure :                                                  Lot
 Unit Price :                                                       $17068.00
 Product Description :
 ---------------------
 DELIVERY AND FREIGHT TERMS FOR FOUR (4) BLANK
 DELIVERY AGV.
 .
 REFERENCE: MKT-PROP-0603-002-REVA-COMMERCIAL

 Reference Numbers :
 -------------------
 Purchase Requisition No. :                                EAFE0008792
 Description :                                             REQUISITION NUMBER
                                                            (S):
 Line Item Schedule :
 --------------------
 Quantity :                                                1
 Unit Of Measure :                                         Lot
 Delivery Requested :                                      04/28/2006
 Promised for Delivery :                                   04/28/2006
 -------------------------------------------------------------------------------

Clause Section...


CLAUSE # 026F
CLAUSE # 294
CLAUSE # 707
CLAUSE # 711
CLAUSE # 082J
THIS ORDER APPLIES TO OUR FOLLOWING PLANT REQUIREMENTS ONLY: CLAUSE # 135
CLAUSE #135: UPON DAIMLERCHRYSLER MAKING A PROGRESS PAYMENT UNDER THIS PURCHASE ORDER TITLE TO ALL WORK IN PROCESS, PARTS, MATERIALS, INVENTORIES, DRAWINGS, AND OTHER WORK PRODUCT, THERETOFORE OR THEREAFTER ACQUIRED OR PRODUCED BY SELLER IN THE PERFORMANCE OF WORK HEREUNDER, SHALL THEREUPON VEST IN DAIMLERCHRYSLER, BUT SELLER SHALL BEAR THE RISK OF LOSS THEREOF AND DAMAGE THERETO. SUCH WORK IN PROCESS, PARTS, MATERIALS, INVENTORIES, DRAWINGS, AND OTHER WORK PRODUCT SHALL BE PROPERLY HOUSED AND PROTECTED BY SELLER; SHALL BE DEEMED TO BE PERSONAL PROPERTY AT ALL TIMES; SHALL BE MARKED BY SELLER "PROPERTY OF DAIMLERCHRYSLER"; SHALL NOT BE USED EXCEPT FOR PERFORMANCE OF WORK HEREUNDER; SHALL BE KEPT FREE AND CLEAR OF ALL LIENS AND ENCUMBRANCES; SHALL NOT BE COMMINGLES WITH PROPERTY OF SELLER WITH THAT OF ANY THIRD PARTY; SHALL NOT BE MOVED FROM SELLER'S PREMISES WITHOUT DAIMLERCHRYSLER'S PRIOR WRITTEN APPROVAL; AND SHALL, UPON REQUEST OF DAIMLERCHRYSLER, BE IMMEDIATELY DELIVERED TO DAIMLERCHRYSLER, F.O.B. CARS OR TRUCKS AT SELLER'S PLANT, PROPERLY PACKED AND MARKED IN ACCORDANCE WITH THE REQUIREMENTS OF THE CARRIER SELECTED BY DAIMLERCHRYSLER TO TRANSPORT SUCH PROPERTY, OR SHALL, UPON REQUEST OF DAIMLERCHRYSLER, BE IMMEDIATELY DELIVERED TO DAIMLERCHRYSLER BY SELLER AT ANY LOCATION DESIGNATED BY DAIMLERCHRYSLER, IN WHICH EVENT DAIMLERCHRYSLER SHALL PAY TO SELLER THE COST OF DELIVERING SUCH PROPERTY TO SUCH LOCATION. DAIMLERCHRYSLER SHALL HAVE THE RIGHT TO ENTER ONTO SELLER'S PREMISES AT ALL REASONABLE TIMES TO INSPECT SUCH PROPERTY AND SELLER'S RECORDS WITH RESPECT THERETO. PAYMENT WILL BE MADE IN PARTIAL AMOUNTS AS SPECIFIED IN THE FOLLOWING SCHEDULE UPON PRESENTATION OF SELLER'S INVOICES FOR
SCHEDULE:




(                                                         )
PROGRESSIVE PAYMENTS
CLAUSE # 022A
CLAUSE #022A:
DELAY IN PAYMENT AND RETURN OF INVOICE TO THE SELLER CAN RESULT IF THE REQUIREMENTS BELOW ARE NOT FOLLOWED. INVOICES AND PACKING SLIPS ISSUED AGAINST THIS PURCHASE ORDER MUST BEAR THE FOLLOWING:
-        SUPPLIER VENDOR CODE
-        COMPLETE PURCHASE ORDER NUMBER
-        REQUISITION AND/OR BLANKET ORDER RELEASE NUMBER
-        'SHIP TO' ADDRESS WITH LOCATION CODE, SEE BULLETINS FOR CODES
-        'INVOICE TO' ADDRESS (POST OFFICE BOX ADDRESS)
-        NON-PRODUCTION MATERIAL CODE (ITEM #) OR PRODUCTION PART #
-        SHIPMENT MODE
-        INVOICE AND RECEIPT NUMBER
-        INVOICE DATE/SHIP DATE
-        UNIT PRICE AND ISO CURRENCY CODE
-        QUANTITY AND UNIT OF MEASURE
-        PRICING/COST FOR BILLABLE CLAUSES
-        ADDITIONAL LINE ITEM EXPENSES
-        PROPER EXTENSION OF ALL LINE ITEMS
-        INVOICE GRAND TOTAL

FURTHER INFORMATION REGARDING INVOICE AND RECEIPT REQUIREMENTS CAN BE
OBTAINED  FROM  THE   DAIMLERCHRYSLER   CORPORATE  ACCOUNTS  PAYABLE  DEPARTMENT
DOCUMENT: 'INFORMATION BULLETIN - FACILITIES AND MATERIALS INVOICE AND RECEIPT REQUIREMENTS' OR PRODUCTION INVOICE REQUIREMENTS. ADDITIONAL SHIPPING
INSTRUCTIONS: IN ADDITION TO PROPER LABELING, THE FOLLOWING MUST BE OBSERVED:

-        TWO (2) PACKING LISTS MUST BE INCLUDED WITH SHIPMENT. ONE
         ATTACHED TO EXTERIOR OF SHIPPING CONTAINER AND ONE INSIDE SHIPPING CONTAINER.

THE WORDS "NON-PRODUCTION MATERIAL" OR "PRODUCTION MATERIAL" MUST BE CLEARLY MARKED AND VISIBLE ON OUTSIDE OF SHIPPING CONTAINER. THIS PURCHASE ORDER IS ISSUED FOR THE ITEM(S) AS SPECIFICALLY IDENTIFIED ON THIS ORDER. ANY SUBSTITUTION OF MATERIAL OTHER THAN DESCRIBED HEREIN WITHOUT PRIOR PURCHASING APPROVAL, WILL BE CONSIDERED A VIOLATION OF THE ORDER AND SUBJECT TO A DEBIT OF THE SELLER'S ACCOUNT AND REMOVAL AS AN APPROVED DAIMLERCHRYSLER SUPPLIER.

FOR INVOICING PROBLEMS CALL THE APPROPRIATE PAYABLES LOCATION:
CORPORATE ACCOUNTS PAYABLE: (586) 274-7676
MEXICO ACCOUNTS PAYABLE: 011-52-555-081-7762
CANADIAN ACCOUNTS PAYABLE: (586) 274-6220
CLAUSE # 054
CLAUSE #054: THIS CLAUSE SHALL APPLY IN LIEU OF CLAUSE 11 OF THE THE GENERAL TERMS AND CONDITIONS ENTITLED "INSURANCE AND INDEMNIFICATION".
      CONTRACTOR SHALL ASSUME ALL RISK OF DAMAGE TO PROPERTY OR OF BODILY INJURY, SICKNESS, OR DISEASE OF PERSONS (INCLUDING DEATH RESULTING AT ANY TIME THEREFROM) USED OR EMPLOYED ON OR IN CONNECTION WITH THE WORK, AND OF ALL DAMAGE TO PROPERTY OR OF BODILY INJURY, SICKNESS, OR DISEASE OF PERSONS (INCLUDING DEATH RESULTING AT ANY TIME THEREFROM) WHEREVER LOCATED, RESULTING FROM OR ARISING OUT OF ANY ACTION, OMISSION OR OPERATION UNDER THE CONTRACT OR IN CONNECTION WITH THE WORK.
      SELLER, AND ALL SUPPLIERS TO WHOM THE PORTIONS OF THE WORK UNDER THE CONTRACT ARE SUBCONTRACTED (HEREIN AFTER CALLED "SUBCONTRACTORS"), SHALL PROTECT, DEFEND, HOLD HARMLESS, AND INDEMNIFY DAIMLERCHRYSLER FROM AND AGAINST ANY AND ALL LOSS, COST, DAMAGE, EXPENSE, CLAIMS, OR LEGAL ACTIONS, WHETHER GROUNDLESS OR NOT, ARISING OUT OF THE BODILY INJURY, SICKNESS OR DISEASE (INCLUDING DEATH RESULTING AT ANY TIME THEREFROM) WHICH MAY BE SUSTAINED OR CLAIMED BY ANY PERSON OR PERSONS, AND THE DAMAGE OR DESTRUCTION OF ANY PROPERTY, INCLUDING THE LOSS OF USE THEREOF, ARISING OUT OF OR RELATED TO THE PERFORMANCE OF ANY WORK IN CONNECTION WITH THIS CONTRACT, INCLUDING ANY EXTRA WORK ASSIGNED TO CONTRACTOR IN CONNECTION THEREWITH, BASED UPON ANY ACT OR OMISSION, NEGLIGENT OR OTHERWISE, OF (A) CONTRACTOR OR ANY OF ITS EMPLOYEES, AGENTS, OR SERVANTS,
(B) ANY SUBCONTRACTOR OF CONTRACTOR OR ANY EMPLOYEES, AGENTS, OR SERVANTS OF SUCH A SUBCONTRACTOR, AND/OR (C) ANY OTHER PERSON OR PERSONS, INCLUDING DAIMLERCHRYSLER, OR ANY EMPLOYEES, AGENTS, OR SERVANTS OF DAIMLERCHRYSLER. THIS INDEMNIFICATION SHALL INCLUDE, BUT SHALL NOT BE LIMITED TO, THE OBLIGATION BY CONTRACTOR TO PROTECT, DEFEND, HOLD HARMLESS, AND INDEMNIFY DAIMLERCHRYSLER FROM AND AGAINST ANY AND ALL CLAIMS FOR BODILY INJURY, SICKNESS, OR DISEASE (INCLUDING DEATH RESULTING AT ANY TIME THEREFROM) AND DAMAGE TO PROPERTY, BASED UPON OR ALLEGED TO HAVE ARISEN OUT OF (1) THE SOLE ACTIVE OR PASSIVE NEGLIGENCE OF DAIMLERCHRYSLER (EXCEPT AS PROHIBITED BY MICHIGAN COMPILED LAWS ANNOTATED SEC. 691.991); (2) THE JOINT AND/OR CONCURRENT ACTIVE OR PASSIVE NEGLIGENCE OF DAIMLERCHRYSLER AND CONTRACTOR; (3) THE JOINT AND/OR CONCURRENT ACTIVE OR PASSIVE NEGLIGENCE OF DAIMLERCHRYSLER AND ANY SUBCONTRACTOR OF CONTRACTOR; (4) THE JOINT AND/OR CONCURRENT ACTIVE OR PASSIVE NEGLIGENCE OF DAIMLERCHRYSLER AND ANY OTHER PERSON OR PERSONS; (5) THE JOINT AND/OR CONCURRENT ACTIVE OR PASSIVE NEGLIGENCE OF CONTRACTOR AND ANY OTHER PERSON OR PERSONS; (6) THE JOINT AND/OR CONCURRENT ACTIVE OR PASSIVE NEGLIGENCE OF ANY SUBCONTRACTOR OF CONTRACTOR AND ANY OTHER PERSON OR PERSONS; (7) DAIMLERCHRYSLER'S FAILURE TO PROVIDE A SAFE PLACE TO WORK; AND/OR (8) DAIMLERCHRYSLER'S FAILURE TO TAKE PROPER OR REASONABLE SAFETY PRECAUTIONS OR EXERCISE PROPER CONTROL WITH RESPECT TO THE CONDUCT OF ANY INHERENTLY DANGEROUS ACTIVITY ON OR OFF ITS PREMISES; AND CONTRACTOR SHALL, AT ITS OWN COST AND EXPENSE, DEFEND ANY SUCH CLAIMS AND ANY SUIT, ACTION, OR PROCEEDING WHICH MAY BE COMMENCED THEREUNDER, AND CONTRACTOR SHALL PAY ANY AND ALL JUDGEMENTS WHICH MAY BE RECOVERED IN ANY SUCH SUIT, ACTION, OR PROCEEDING, AND ANY AND ALL EXPENSE, INCLUDING BUT NOT LIMITED TO, COSTS, ATTORNEYS' FEES, AND SETTLEMENT EXPENSES WHICH MAY BE INCURRED THEREIN. IN ALL PURCHASE ORDERS WHERE THE WORK IS PERFORMED IN THE STATE OF ILLINOIS, THE FOLLOWING TWO (2) INDEMNITY PARAGRAPHS ARE TO BE SUBSTITUTED FOR THE INDEMNITY PARAGRAPH IMMEDIATELY ABOVE THIS PARAGRAPH:

   "SELLER AND ALL SUBCONTRACTORS SHALL PROTECT, DEFEND, HOLD HARMLESS, AND INDEMNIFY DAIMLERCHRYSLER FROM AND AGAINST ANY AND ALL LOSS, COST, DAMAGE, EXPENSE, CLAIMS, OR LEGAL ACTIONS, WHETHER GROUNDLESS OR NOT, ARISING OUT OF THE BODILY INJURY, SICKNESS, OR DISEASE (INCLUDING DEATH RESULTING AT ANY TIME THEREFROM) WHICH MAY BE

   SUSTAINED OR CLAIMED BY ANY PERSON OR PERSONS, AND THE DAMAGE OR DESTRUCTION OF ANY PROPERTY, INCLUDING THE LOSS OF USE THEREOF, ARISING OUT OF OR RELATED TO THE PERFORMANCE OF ANY WORK IN CONNECTION WITH THIS CONTRACT, INCLUDING ANY EXTRA WORK ASSIGNED TO SELLER AND ITS SUBCONTRACTORS IN CONNECTION THEREWITH, BASED UPON ANY ACT OR OMISSION, NEGLIGENT OR OTHERWISE, OF (A) SELLER OR ANY OF SELLER'S EMPLOYEES, AGENTS, OR SERVANTS,

   (B) ANY SUBCONTRACTOR OF SELLER OR ANY EMPLOYEES,
   AGENTS OR SERVANTS OF SUCH SUBCONTRACTOR, AND/OR (C) ANY OTHER PERSON OR PERSONS EXCLUDING AGENTS, SERVANTS, AND EMPLOYEES OF DAIMLERCHRYSLER. SELLER AND ITS SUBCONTRACTORS SHALL, AT ITS OR THEIR OWN COST AND EXPENSE, DEFEND ANY SUCH CLAIMS AND ANY SUIT, ACTION, OR PROCEEDING WHICH MAY BE COMMENCED AS DESCRIBED ABOVE, AND SELLER AND ITS SUBCONTRACTORS

   SHALL PAY ANY AND ALL EXPENSE, INCLUDING BUT NOT LIMITED TO, COSTS, ATTORNEYS' FEES AND SETTLEMENT EXPENSES WHICH MAY BE INCURRED THEREIN.
      CONTRACTOR AND ALL SUBCONTRACTORS SHALL, DURING THE CONTINUANCE OF WORK THEREUNDER, INCLUDING EXTRA WORK IN CONNECTION THEREWITH, MAINTAIN THE FOLLOWING INSURANCE COVERAGES: (1) WORKER'S COMPENSATION, EMPLOYER'S LIABILITY INSURANCE, AND ANY INSURANCE REQUIRED BY ANY EMPLOYEE BENEFIT ACTS OR OTHER STATUTES APPLICABLE WHERE THE WORK IS TO BE PERFORMED. ALL SUCH INSURANCE SHALL BE IN AMOUNTS SUFFICIENT, IN THE OPINION OF DAIMLERCHRYSLER, TO PROTECT CONTRACTOR AND SUBCONTRACTORS FROM ANY LIABILITY FOR BODILY INJURY, SICKNESS, OR DISEASE (INCLUDING DEATH RESULTING AT ANY TIME THEREFROM) OR ANY OF THEIR EMPLOYEES, INCLUDING ANY LIABILITY OR DAMAGE WHICH MAY ARISE BY VIRTUE OF ANY STATUTE OR LAW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED. CLAUSE # 054/ (2) . COMPREHENSIVE GENERAL LIABILITY AND PROPERTY DAMAGE INSURANCE IN ANY AMOUNTS REQUIRED BY DAIMLERCHRYSLER, BUT NOT LESS THAN, $5,000,000 COMBINED SINGLE LIMIT, BODILY INJURY, AND PROPERTY DAMAGE AS PROTECTION AGAINST ALL RISKS OF DAMAGE TO OR DESTRUCTION OF PROPERTY OR BODILY INJURY, SICKNESS, OR DISEASE (INCLUDING DEATH RESULTING AT ANY TIME THEREFROM) OF PERSONS, WHEREVER LOCATED, RESULTING, FROM ANY ACTION, OMISSION OR OPERATION UNDER THE CONTRACT OR IN CONNECTION WITH THE WORK. (3) . COMPREHENSIVE AUTOMOBILE LIABILITY INSURANCE, INCLUDING PROPERTY DAMAGE, COVERING ALL OWNED OR RENTED EQUIPMENT USED IN CONNECTION WITH THE WORK, IN THE MINIMUM AMOUNTS OF $5,000,000 PER PERSON, $5,000,000 PER OCCURRENCE FOR BODILY INJURY (INCLUDING DEATH RESULTING AT ANY TIME THEREFROM) AND $5,000,000 PER OCCURENCE FOR PROPERTY DAMAGE. (4) . (SELLERS OF FOOD AND BEVERAGES) PRODUCTS LIABILITY INSURANCE, IN THE AGGREGATE AMOUNT OF $1,000,000 COMBINED SINGLE LIMIT, BODILY INJURY AND PROPERTY DAMAGE AS PROTECTION.

      ALL INSURANCE POLICIES REQUIRED HEREUNDER SHALL BE ISSUED BY COMPANIES AUTHORIZED TO DO BUSINESS UNDER THE LAWS OF THE STATE OR PROVINCE IN WHICH THE WORK WILL BE PERFORMED. SUCH POLICIES SHALL NAME DAIMLERCHRYSLER AS AN ADDITIONAL INSURED THEREUNDER AND SHALL CONTAIN ENDORSEMENTS STATING THEY ARE PRIMARY AND NOT EXCESS OVER OR CONTRIBUTORY WITH ANY OTHER VALID, APPLICABLE, AND COLLECTIBLE INSURANCE IN FORCE FOR DAIMLERCHRYSLER. SUCH POLICIES SHALL FURTHER CONTAIN APPROPRIATE ENDORSEMENTS EXTENDING THE COVERAGE THEREUNDER TO INCLUDE THE LIABILITY ASSUMED BY CONTRACTOR UNDER THIS CONTRACT. PURCHASER MAY REQUIRE SELLER TO FURNISH EVIDENCE OF THE FOREGOING INSURANCE AT PURCHASER'S OPTION, BUT SELLER'S FAILURE TO COMPLY WITH SAID INSURANCE REQUIREMENTS SHALL NOT RELIEVE SELLER OF ITS LIABILITIES AND OBLIGATIONS UNDER THIS CLAUSE AND DAIMLERCHRYSLER'S ACTION OR INACTION SHALL NOT ACT AS A WAIVER OF ANY OF DAIMLERCHRYSLER'S RIGHTS AS DESCRIBED IN THIS CLAUSE #054.


CLAUSE # 098
CLAUSE #098: LICENSE UNDER FOREGROUND AND BACKGROUND
INTELLECTUAL PROPERTY.
SELLER GRANTS TO DAIMLERCHRYSLER, ITS PRESENT AND FUTURE SUBSIDIARIES AND CONTROLLED COMPANIES (DAIMLERCHRYSLER COMPANIES), A NON-EXCLUSIVE, WORLD-WIDE, PAID-UP, IRREVOCABLE, AND PERPETUAL LICENSE UNDER ANY INTELLECTUAL PROPERTY RIGHT OWNED THAT IS NOW OR SUBSEQUENTLY OWNED OR CONTROLLED BY SELLER, TO PRACTICE IN CONNECTION WITH DAIMLERCHRYSLER COMPANIES' BUSINESS, THE PRODUCTS, PROCESSES, AND TECHNOLOGY WITHIN THE SCOPE OF THIS PURCHASE ORDER, INCLUDING WITHOUT LIMITATION: (1) TO MAKE, HAVE MADE, USE, OFFER TO SELL, SELL, IMPORT, ANY PROCESS, MACHINE, MANUFACTURE, COMPOSITION OF MATTER, OR ANY IMPROVEMENT THEREOF; AND (2) TO REPRODUCE, DISTRIBUTE ONLY IN CONNECTION WITH DAIMLERCHRYSLER COMPANIES' PRODUCTS, DISPLAY PUBLICLY, PERFORM PUBLICLY, AND PREPARE DERIVATIVE WORKS BASED UPON, ANY COPYRIGHTED WORK.


CLAUSE # 099
CLAUSE #099: OWNERSHIP OF FOREGROUND AND LICENSE UNDER BACKGROUND INTELLECTUAL
PROPERTY:
(A) SELLER AGREES TO, AND HEREBY DOES, ASSIGN, TRANSFER, AND CONVEY TO DAIMLERCHRYSLER ALL OF SELLER'S RIGHT, TITLE, AND INTEREST IN AND TO ANY INTELLECTUAL PROPERTY CONCEIVED, DEVELOPED, OR ACQUIRED BY SELLER IN PERFORMING WORK UNDER THIS PURCHASE ORDER.
(B) SELLER AGREES TO DISCLOSE PROMPTLY TO DAIMLERCHRYSLER ANY INVENTION, PATENT APPLICATION, OR PATENT COVERING AN INVENTION TO WHICH DAIMLERCHRYSLER IS ENTITLED TO AN ASSIGNMENT UNDER THIS PURCHASE ORDER AND TO PERFORM ANY ACT, INCLUDING WITHOUT LIMITATION, EXECUTING AND DELIVERING UPON REQUEST ANY DOCUMENT THAT DAIMLERCHRYSLER MAY DEEM DESIRABLE TO ENJOY THE FULL BENEFIT OF THE INTELLECTUAL PROPERTY.
(C) SELLER GRANTS TO DAIMLERCHRYSLER, ITS PRESENT AND FUTURE SUBSIDIARIES AND CONTROLLED COMPANIES (DAIMLERCHRYSLER COMPANIES), A NON-EXCLUSIVE, WORLD-WIDE, PAID-UP, IRREVOCABLE, AND PERPETUAL LICENSE UNDER ANY INTELLECTUAL PROPERTY RIGHT THAT IS NOW OWNED OR CONTROLLED BY SELLER, TO PRACTICE IN CONNECTION WITH DAIMLERCHRYSLER COMPANIES' BUSINESS, THE PRODUCTS, PROCESSES, AND TECHNOLOGY WITHIN THE SCOPE OF THIS PURCHASE ORDER, INCLUDING WITHOUT LIMITATION: (1) TO MAKE, HAVE MADE, USE, OFFER TO SELL, SELL, AND IMPORT ANY PROCESS, MACHINE, MANUFACTURE, COMPOSITION OF MATTER, OR ANY IMPROVEMENT THEREOF; AND (2) TO REPRODUCE, DISTRIBUTE ONLY IN CONNECTION WITH DAIMLERCHRYSLER COMPANIES' PRODUCTS, DISPLAY PUBLICLY, PERFORM PUBLICLY, AND MAKE DERIVATIVE WORKS BASED UPON, ANY COPYRIGHTED WORK.


CLAUSE # 107

CLAUSE #107: UNLESS OTHERWISE CERTIFIED ON THIS PURCHASE ORDER FOR SPECIFIC STATES OR CERTAIN OF OUR RECEIVING LOCATIONS, THIS MATERIAL IS SUBJECT TO APPLICABLE STATE AND/OR LOCAL SALES OR USE TAX, IF IMPOSED, OF THE JURISDICTION TO WHICH SHIPMENT IS MADE AND MUST APPEAR ON YOUR INVOICE AS A SEPARATE ITEM IF SELLER IS AUTHORIZED TO COLLECT SUCH TAX. LABOR, TRANSPORTATION, AND OTHER NON-MATERIAL CHARGES MUST ALSO BE SHOWN AS SEPARATE ITEMS. CLAUSE # 133 CLAUSE #133: THE AMOUNTS INVOICED UNDER THIS PURCHASE ORDER WILL BE BASED ON ACTUAL AND DIRECT COSTS INCURRED BY SELLER IN PERFORMING THE WORK DESCRIBED IN THIS PURCHASE ORDER. DAIMLERCHRYSLER MAY AUDIT SELLER'S BOOKS, RECORDS AND THE BOOKS AND RECORDS OF SUBCONTRACTORS EMPLOYED BY THE SELLER, WHICH PERTAIN TO ALL SUCH AMOUNTS INVOICED. ALL AMOUNTS PAID WHICH EXCEED THE AMOUNT DUE TO SELLER, AS DETERMINED BY DAIMLERCHRYSLER'S AUDIT, WILL BE REFUNDED TO DAIMLERCHRYSLER.

CLAUSE # 187

CLAUSE #187: SELLER SHALL BE RESPONSIBLE TO DAIMLERCHRYSLER FOR ANY EXCESSIVE COSTS INCURRED-INCLUDING, BUT NOT LIMITED TO, REPAIRS, UNREASONABLE DOWN TIME, SUBSTITUTE EQUIPMENT, AND/OR HANDLING COSTS-WHICH ARE OVER AND ABOVE THOSE NORMALLY REQUIRED FOR ORDINARY WEAR AND TEAR FOR THE TYPE OF EQUIPMENT INVOLVED, OR WHICH RESULT FROM NON-COMPLIANCE WITH REQUIREMENTS DEFINED HEREIN.

CLAUSE # 240
CLAUSE #240: SELLER IS REQUIRED TO SUBMIT TO DAIMLERCHRYSLER, ON A MONTHLY BASIS, AN ACCOUNTING OF MINORITY TIER II SUPPLIER PAYMENTS MADE. SUBMISSION IS TO BE MADE VIA THE DIVERSITY SUPPLIER DEVELOPMENT WEBSITE

HTTP: //SUPPLIERDIVERSITY. DAIMLERCHRYSLER. COM
THE FOLLOWING ITEMS ARE NEEDED TO SUCCESSFULLY COMPLETE
SUBMISSION:
-        SUPPLIER IDENTIFICATION (S-ID)
-        TIER II NAME(S)
-        TIER II PAYMENTS (DIRECT AND/OR INDIRECT)
-        MINORITY CERTIFICATION
-        MINORITY COUNCIL
-        ETHNIC ORIGIN
-        REPORTING PERIOD
THE NATIONAL MINORITY SUPPLIER DEVELOPMENT COUNCIL (NMSDC), OR ANY OF ITS REGIONAL AFFILIATES, IS THE REQUIRED CERTIFYING ORGANIZATION. ETHNIC ORIGIN OR CLASS CODES REFER TO THE TYPE OF MINORITY OWNERSHIP AND/OR CONTROL (MINIMUM OF 51%) . THE ETHNIC ORIGIN OR CLASS CODES ARE IDENTIFIED AS:
-        AFRICAN AMERICAN
-        HISPANIC AMERICAN
-        NATIVE AMERICAN
-        ASIAN-PACIFIC AMERICAN
-        ASIAN-INDIAN AMERICAN
CONTACT YOUR BUYER OR DIVERSITY SUPPLIER DEVELOPMENT PROGRAM MANAGER WITH QUESTIONS REGARDING THIS REQUIREMENT. CLAUSE # 283 CLAUSE #283: PERFORMANCE BY THE DELIVERY OR COMPLETION DATE(S) APPEARING ON THIS ORDER IS ONE OF THE CONDITIONS OF THE ORDER AND THE DATE(S) CAN ONLY BE CHANGED BY FORMAL AGREEMENT BETWEEN SELLER AND DAIMLERCHRYSLER. FORMAL AGREEMENT WILL REQUIRE A REQUEST IN WRITING BY EITHER PARTY FOR DATE CHANGE AND WRITTEN ACCEPTANCE OF THE REVISED DATE(S) BY THE OTHER PARTY. REQUEST FOR CHANGE BY SELLER MUST BE DIRECTED TO THE MANAGER OF DAIMLERCHRYSLER'S AFFECTED FOLLOW-UP DEPARTMENT WITH A COPY TO THE DAIMLERCHRYSLER BUYER WHOSE NAME APPEARS ON THIS ORDER. CLAUSE # 408

CLAUSE #408: SELLER WILL COMPLY WITH THE FOLLOWING REQUIREMENTS
REGARDING THE PRODUCTS BEING PURCHASED UNDER THIS PURCHASE ORDER:
(A) PRIOR TO THE FIRST SHIPMENT OF ANY ITEM SUBJECT TO THIS PURCHASE ORDER TO PURCHASER, SELLER WILL SUBMIT TO PURCHASER'S CORPORATE INDUSTRIAL HYGIENE DEPARTMENT A COMPLETED AND ADEQUATE DAIMLERCHRYSLER TECHNICAL DATA SHEET ("TDS") FOR ALL ITEMS WHICH SELLER SUPPLIES TO PURCHASER UNDER THIS PURCHASE ORDER. SELLER MAY OBTAIN THE TDS ONLY FROM PURCHASER'S INDUSTRIAL HYGIENE DEPARTMENT.

(B)   SELLER WILL INCLUDE WITH THE FIRST SHIPMENT OF EACH
      PRODUCT TO EACH DAIMLERCHRYSLER LOCATION RECEIVING SUCH PRODUCT A COPY OF SELLER'S MATERIAL SAFETY DATA SHEET (MSDS) FOR SUCH PRODUCT WITH DIRECTION THAT THE MSDS BE FORWARDED TO THE DAIMLERCHRYSLER LOCATION'S SAFETY ADMINISTRATOR. SELLER WILL INCLUDE DAIMLERCHRYSLER'S NON-PRODUCTION MATERIAL CODE (NPM) ASSIGNED BY DAIMLERCHRYSLER TO SUCH PRODUCT ON EACH MSDS SUPPLIED BY SELLER.
(C) EACH SHIPPING CONTAINER USED TO FILL THIS ORDER MUST BEAR DAIMLERCHRYSLER'S NPM CODE AND TO ALL OTHER INFORMATION REQUIRED BY APPLICABLE STATUTE OR REGULATION. INDIVIDUAL CONTAINERS OR PACKAGES WILL, WHERE PRACTICAL, ALSO BEAR THE NPM CODE.
(D) SELLER WILL COMPLY WITH ALL APPLICABLE GOVERNMENT LAWS, REGULATIONS AND RULES REGARDING THE PROVISION OF INFORMATION ABOUT ANY MATERIALS SUPPLIED BY SELLER TO PURCHASER.
(E) SELLER WILL COMPLY WITH THE REQUIREMENTS OF ENVIRONMENTAL TECHNICAL INSTRUCTIONS (ETI) 101, 102, AND 103, WHICH ARE AVAILABLE AT HTTP://DAIMLERCHRYSLER.COVISINT.COM (REFERENCE TAB), AS THESE INSTRUCTIONS ARE AMENDED FROM TO TIME. THESE REQUIREMENTS INCLUDE, BUT ARE NOT LIIMITED TO THE FOLLOWNG:
     (1) SELLER PROVIDING NON-PRODUCTION MATERIALS MUST MAKE EVERY EFFORT TO REDUCE OR ELIMINATE THE USE OF "HAZARDOUS AND POTENTIALLY HAZARDOUS MATERIALS" (AS THOSE TERMS ARE DEFINED IN ETI 102) . TO THE EXTENT THAT SELLER MUST USE HAZARDOUS OR POTENTIALLY HAZARDOUS MATERIALS, SELLER MAY USE ONLY DAIMLERCHRYSLER-APPORVED MATERIALS. SELLER ALSO MUST MAKE EVERY EFFORT TO USE SUCH MATERIALS THAT THE RECEIVING LOCATION IS ALREADY USING.
     (2) SELLER MAY NOT USE ANY HAZARDOUS OR POTENTIALLY HAZARDOUS MATERIAL THAT ARE NOT CURRENTLY DAIMLERCHRYSLER-APPROVED, UNLESS AND UNTIL THE MATERIALS HAVE BEEN APPROVED THROUGH THE RESTRICTED PARTS APPROVAL SYSTEM (RPAS) . THE PROCESS FOR REQUESTING APPROVAL OF A NEW MATERIAL THROUGH RPAS IS FOUND IN ETI 101 AND SUPPORTED BY ETI 102 AND 103.
     (3) SELLER IS REQUIRED TO SUBMIT A "SUPPLIER REGULATED SUBSTANCE CERTIFICATION REPORT" IN ACCORDANCE WITH ETI 103. MATERIALS THAT MUST BE DISCLOSED IN THIS REPORT INCLUDE BUT ARE NOT LIMITED TO LUBES, GREASES, OILS, COOLANTS, PAINTS, CHEMICALS, ABRASIVES (GRINDING WHEELS) AND OTHER HAZARDOUS OR POTENTIALLY HAZARDOUS MATERIALS.
(F) IF SELLER FAILS TO COMPLY WITH ANY OF THE TERMS OF THIS CLAUSE, SELLER WILL BE INDEFAULT UNDER THIS PURCHASE ORDER AND DAIMLERCHRYSLER MAY WITHHOLD PAYMENT OF SELLER'S INVOICES FOR PRODUCT DELIVERED UNTIL SELLER HAS COMPLIED WITH ALL REQUIREMENTS OF THIS CLAUSE AND MAY AVAIL ITSELF OF ANY OTHER REMEDY TO WHICH DAIMLERCHRYSLER IS ENTITLED DUE TO SELLER'S DEFAULT.

CLAUSE # 411
CLAUSE #411: BECAUSE THE SERVICES BEING PROVIDED INCLUDES SERVICES WHICH
ARE TO BE FURNISHED ON-SITE, DAIMLERCHRYSLER DOCUMENT "SUPPLEMENTARY PURCHASE ORDER TERMS AND CONDITIONS" FORM NO. 84-801-6782 (8/99), IS INCORPORATED INTO THE PURCHASE ORDER AS IF FULLY STATED HEREIN. SELLER WILL ADHERE TO THE TERMS OF THE SUPPLEMENTAL CONDITIONS WHENEVER THEY ARE APPLICABLE. SELLER MUST OBTAIN A COPY OF THE SUPPLEMENTAL CONDITIONS FROM DAIMLERCHRYSLER'S WEB PAGE ADDRESS:
HTTP://DAIMLERCHRYSLER.COVISINT.COM (REFERENCE TAB).

CLAUSE # 426

CLAUSE #426: "FREIGHT COLLECT" SHIPPING INSTRUCTIONS: (A) SHIP
BY UNITED PARCEL SERVICE (UPS) "CONSIGNEE BILLING" ALL MATERIAL WEIGHING UP TO 150 POUNDS AND NOT EXCEEDING 130 INCHES IN LENGTH AND GIRTH COMBINED. IF SELLER IS NOT CURRENTLY UPS-AUTHORIZED "CONSIGNEE BILLING" SHIPPER, SELLER MUST FIRST INFORM UPS THAT IT HAS BEEN DIRECTED BY DAIMLERCHRYSLER'S EDI ROUTING DIRECTIVE TO SHIP UPS "CONSIGNEE BILLING." SELLER MUST CONTACT UPS BY PHONE AT 800-354-7527 IF SELLER IS A U.S. SUPPLIER OR AT 800-335-8763 IF SELLER IS AN INTRA-CANADIAN SUPPLIER SHIPPING TO DESTINATION WITHIN CANADA. SELLER MUST USE IMPORT FREIGHT COLLECT NUMBER 0024016137 IF SELLER IS AN INTRA-CANADIAN OR MEXICAN SUPPLIER SHIPPING TO THE U.S.; FOR QUESTIONS REGARDING UPS IMPORT FREIGHT COLLECT CALL 800-782-7892. (B) SHIP MATERIAL THAT EXCEEDS EITHER THE ABOVE WEIGHT OR SIZE LIMITATION BY THE CARRIER DESIGNATED IN DAIMLERCHRYSLER ROUTING INSTRUCTIONS. USE DAIMLERCHRYSLER'S DESIGNATED LTL CARRIER, CENTRAL TRANSPORT, WHOSE PHONE NUMBER IS 586-939-7000, IN THE ABSENCE OF ROUTING INSTRUCTIONS. (C) FOR SPECIAL EQUIPMENT MOVES, CONTACT ARTISAN ASSOCIATES AT 800-338-6486.


SELLER MUST USE IMPORT FREIGHT COLLECT NUMBER 518E00
IF SELLER IS AN U.S. SUPPLIER SHIPPING TO CANADA.
CLAUSE # 429
CLAUSE #429: CONTROLLING LAWS
THE TERMS AND PROVISIONS OF THIS AGREEMENT SHALL BE INTERPRETED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF MICHIGAN, UNITED STATES OF AMERICA. FURTHER, THE PARTIES AGREE THAT THE JURISDICTION AND VENUE FOR ANY ACTION BROUGHT BY EITHER PARTY SHALL BE SOLELY IN ANY STATE OR FEDERAL COURT WITHIN THE EASTERN DISTRICT OF MICHIGAN.

CLAUSE # 430
CLAUSE #430: CONSTRUCTION
THIS AGREEMENT HAS BEEN FULLY NEGOTIATED BETWEEN THE PARTIES AND IN INTERPRETING THIS AGREEMENT, THERE SHALL BE NO PRESUMPTION THAT EITHER PARTY DRAFTED THE LANGUAGE BUT RATHER THE PARTIES SHALL BE DEEMED TO HAVE SHARED EQUALLY IN THE DRAFTING OF THE PROVISIONS OF THIS AGREEMENT.

CLAUSE # 431
CLAUSE #431: ACCEPTANCE
SELLER ACCEPTS ALL OF THE TERMS AND CONDITIONS OF THIS PURCHASE ORDER AND SPECIFICALLY WAIVES ITS SIGNED ACCEPTANCE THEREOF.

CLAUSE # 700
CLAUSE 700: DAIMLERCHRYSLER COMPUTER NETWORK, INCLUDING CATIA, ACCESS
CONFIDENTIALITY:
A) IF DAIMLERCHRYSLER GRANTS SELLER ACCESS TO DAIMLERCHRYSLER'S COMPUTER NETWORK, SELLER UNDERSTANDS THAT THE ACCESS EXTENDS ONLY TO THOSE EMPLOYEES OF SELLER WHO HAVE A NEED FOR THE ACCESS TO PERFORM WORK FOR DAIMLERCHRYSLER. SELLER MUST INFORM ITS EMPLOYEES THAT THE DATA FILES THEY REVIEW ARE CONFIDENTIAL AND MUST NOT BE COMMUNICATED TO OTHERS NOR USED FOR ANY PURPOSE OTHER THAN PERFORMING DAIMLERCHRYSLER'S WORK.
B) DAIMLERCHRYSLER DOES NOT GRANT ANY INTELLECTUAL PROPERTY RIGHT INCLUDING, BUT NOT LIMITED TO, TRADE SECRET, PATENT OR COPYRIGHT, BY GRANTING SELLER ACCESS TO DAIMLERCHRYSLER'S COMPUTER NETWORK. NO RIGHT TO USE DAIMLERCHRYSLER-OWNED OR LEASED HARDWARE, FACILITIES OR SOFTWARE APPLICATION PROGRAMS, INCLUDING BY WAY OF EXAMPLE BUT NOT OF LIMITATION, COMMUNICATION SOFTWARE OR SOFTWARE DESIGN PROGRAMS, MAY BE INFERRED FROM DAIMLERCHRYSLER'S GRANTING ACCESS TO ITS COMPUTER NETWORK TO SELLER.
C) DAIMLERCHRYSLER MAY TERMINATE SELLER'S ACCESS TO DAIMLERCHRYSLER'S COMPUTER NETWORK IN DAIMLERCHRYSLER'S SOLE DISCRETION. UPON TERMINATION OF SELLER'S ACCESS PRIVILEGES, SELLER MUST RETURN ANY COPY OF DATA FILE OBTAINED FROM DAIMLERCHRYSLER'S COMPUTER NETWORK OR ANY INFORMATION OBTAINED FROM THE DATA FILE THAT SELLER POSSESSES. SELLER'S CONFIDENTIALITY OBLIGATION WITH RESPECT TO EACH DATUM OF INFORMATION OBTAINED FROM DAIMLERCHRYSLER SURVIVES TERMINATION OF ITS ACCESS PRIVILEGES AND CONTINUES UNTIL THE DATUM BECOMES PUBLIC KNOWLEDGE.

D) SELLER MUST INFORM DAIMLERCHRYSLER WHENEVER SELLER SUSPECTS THAT DATA OBTAINED FROM DAIMLERCHRYSLER'S COMPUTER NETWORK HAS BEEN WRONGFULLY RELEASED TO A THIRD PARTY OR THAT AN HOLD UNAUTHORIZED THIRD PARTY HAS ACCESSED DAIMLERCHRYSLER'S COMPUTER NETWORK. SELLER MUST DEFEND, INDEMNIFY AND HOLD DAIMLERCHRYSLER HARMLESS FROM THE WRONGFUL DISCLOSURE OF ANY INFORMATION OBTAINED FROM DAIMLERCHRYSLER'S COMPUTER NETWORK.
E) SELLER ASSUMES ALL RISK OF ACCESSING DAIMLERCHRYSLER'S EXPRESS OR IMPLIED, REGARDING ITS COMPUTER NETWORK, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. DAIMLERCHRYSLER'S COMPUTER NETWORK AND DATA FILES MAY CONTAIN ERRORS OR VIRUSES. DAIMLERCHRYSLER IS NOT LIABLE FOR ANY DAMAGES ARISING FROM SELLER'S USE OF DAIMLERCHRYSLER'S COMPUTER NETWORK INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFIT, USE, GOODWILL, WORK STOPPAGE, COMPUTER FAILURE OR MALFUNCTION, INTERRUPTION OF BUSINESS, OR ANY DIRECT, INDIRECT, SPECIAL, EXEMPLARY, INCIDENTAL OR CONSEQUENTIAL DAMAGE ARISING OUT OF THE USE OR PERFORMANCE OF DAIMLERCHRYSLER'S NETWORK.




Return Invoice To DaimlerChrysler

                                 DAIMERCHRYSLER

                            Purchase Order / Release



Purchase Order Number :          JEAD3 90807-A
Order Date :                     04/27/2006
Order Purpose :                  Original
Order Type :                     Stand-alone Order
Currency :                       U.S. Dollars
Shipping Method of Payment :     Collect
Shipping Destination :           CHARLOTTE NC 282114860
Sale Not to Exceed :             $0.00
Terms:                           Net 30th Prox


Allowance/Charge or Services :
--------------------------------------------------------------------------------
  Allowance/Charge :                       Service Code :       Clause/Code :
  Charge                                   See Notes Below      107
  Dollar Amount :
  $.00
Description : CLAUSE REFER TO TEXT - HAZARDOUS MATL TAX
Additional Description : RELATED COST CD - HAZARDOUS MATL TAX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Allowance/Charge :                         Service Code :       Clause/Code :
Charge                                     See Notes Below      294
Dollar Amount :
$.00
Description : CLAUSE REFER TO TEXT - HAZARDOUS MATL TAX
Additional Description : RELATED COST CD - HAZARDOUS MATL TAX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Allowance/Charge :                         Service Code :       Clause/Code :
Charge                                     See Notes Below      408
Dollar Amount :


--------------------------------------------------------------------------------
General Schedule :
Deliver on Date :
04/28/06
--------------------------------------------------------------------------------

General Notes :


SELLER AGREES TO SELL AND DELIVER THE GOODS OR SERVICES SPECIFIED IN DAIMLERCHRYSLER'S ORDER IN ACCORDANCE WITH THE TERMS AND CONDITIONS CONTAINED IN THE ORDER, INCLUDING THE CLAUSES REFERENCED IN THE ORDER, THE DAIMLERCHRYSLER FACILITIES AND MATERIALS GENERAL TERMS AND CONDITIONS (FORM 84-806-1652A), THE TERMS OF THIS FORM AND ANY SIGNED DOCUMENTS REFERENCED IN THE ORDER, ALL OF WHICH CONSTITUTE THE ENTIRE AND FINAL AGREEMENT BETWEEN DAIMLERCHRYSLER AND SELLER AND CANCEL AND SUPERSEDE ANY PRIOR OR

CONTEMPORANEOUS NEGOTIATIONS OR AGREEMENTS REGARDING THE ORDER. THE DAIMLERCHRYSLER GENERAL TERMS AND CONDITIONS ARE AS CURRENTLY PUBLISHED ON HTTP://DAIMLERCHRYSLER.COVISINT.COM (REFERENCE TAB).
BY ACCEPTING THE ORDER, SELLER ACKNOWLEDGES HAVING ACTUAL KNOWLEDGE OF THE TEXT OF THE REFERENCED CLAUSES AND THE GENERAL TERMS AND CONDITIONS. DAIMLERCHRYSLER'S ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS OF THE ORDER AND ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER CONTAINED IN SELLER'S FORMS OR OTHERWISE PRESENTED BY SELLER ARE REJECTED UNLESS EXPRESSLY AGREED TO BY

DAIMLERCHRYSLER. SELLER SPECIFICALLY WAIVES ITS SIGNED ACCEPTANCE OF THE ORDER. "ORDER" MEANS A PURCHASE ORDER TRANSMITTED TO SELLER VIA DAIMLERCHRYSLER ELECTRONIC DATA INTERCHANGE SYSTEM OR DELIVERED TO SELLER IN A PAPER FORMAT. DAIMLERCHRYSLER OR
DAIMLERCHRYSLER CANADA INC.,

AS THE CASE MAY BE, IS REFERRED TO AS EITHER DAIMLERCHRYSLER OR CHRYSLER IN THIS PURCHASE ORDER.
END USER NAME: (KAREN                         CHAMBERLIN              )
LOC: (4015) DEPT: (4200) PH: (8155472708) CIMS: (6100000)
INV APRV NAME: (JAMES                         MCDERMOTT               )
LOC: (4015) DEPT: (1000) PH: (8155472130) CIMS: (6100000) REFERENCE
REQUISITION NO.
EAFE0008793
THIS PURCHASE ORDER IS VALUED AT ZERO DOLLARS AND IS INTENDE D TO START THE PROCESS OF ESTABLISHING A LEASE FOR FOUR AGV UNITS, CHARGERS, AND BATTERIES.

THE PURCHASE VALUE OF THE EQUIPMENT WAS ESTABLISHED AT $603, 836 ON YOUR QUOTE MKT-PROP-0603-002-REVA-COMMERCIAL. "A DIVERSITY SOURCING DEVELOPMENT (MINORITY SOURCING) GOAL OF 9% IS EXPECTED OF ALL DAIMLERCHRYSLER SUPPLIERS. YOUR PAR TICIPATION IN THIS PROGRAM WILL BE REFLECTED IN YOUR PERFORM ANCE ASSESSMENT AND MAY IMPACT FUTURE BUSINESS OPPORTUNITIES ."



Address Information...
Buying Party (Purchaser) :

 Name :                          DAIMLERCHRYSLER CORPORATION
 Contact Name:                   256653G.N. GALAC
 Phone Number :                  2489445156

Selling Party:

 Name :                          TRANSBOTICS CORPORATION
 Code :                          70861
 Address :                       3101 LATROBE DRIVE SOUTH
 City :                          CHARLOTTE
 State :                         NC
 Postal Code :                   282114860

Ship To :
 Name :                          4015 BELVIDERE ASSY PLANT
 Code :                          EA
 Additional Name :               KAREN CHAMBERLIN

 Address :                       3000 W. CHRYSLER DRIVE
 City :                          BELVIDERE
 State :                         IL
 Postal Code :                   61008


Party to be billed (AAR Accounting Rule 11) :
 Name :                          CORPORATE ACCOUNTS PAYABLE
 Additional Name :               DAIMLERCHRYSLER CORPORATION
 Address :                       P O BOX 537927

 City :                          LIVONIA
 State :                         MI
 Postal Code :                   481537927

Receiving Location :

 Name :                          BELVIDERE ASSEMBLY
 Code :                          EA

Line Items...

                                Line Item #000001


 Buyer's Item Number :                                          59-005
 Quantity :                                                     1

 Unit of Measure :                                              Each

 Product Description :
 60 MONTH LEASE OF FOUR (4) TRANSBOTICS SGV AS
 PER PROPSAL MKT-PROP-0603-002-REVA-COMMERCIAL DATED 4/5/06

 Reference Numbers :                                         EAFE0008793
 Purchase Requisition No. :                                  REQUISITION NUMBER
 Description :                                               (S):

 Line Item Schedule :
 Quantity :                                                  1

 Unit Of Measure :                                           Each
 Delivery Requested :                                        04/28/2006

Clause Section...
CLAUSE # 026
CLAUSE # 294
CLAUSE # 707
CLAUSE # 711
CLAUSE # 082J
THIS ORDER APPLIES TO OUR FOLLOWING PLANT REQUIREMENTS ONLY:
CLAUSE # 135
CLAUSE #135: UPON DAIMLERCHRYSLER MAKING A PROGRESS PAYMENT UNDER THIS PURCHASE ORDER TITLE TO ALL WORK IN PROCESS, PARTS, MATERIALS, INVENTORIES, DRAWINGS, AND OTHER WORK PRODUCT, THERETOFORE OR THEREAFTER ACQUIRED OR PRODUCED BY SELLER IN THE PERFORMANCE OF WORK HEREUNDER, SHALL THEREUPON VEST IN DAIMLERCHRYSLER, BUT SELLER SHALL BEAR THE RISK OF LOSS THEREOF AND DAMAGE THERETO. SUCH WORK IN PROCESS, PARTS, MATERIALS, INVENTORIES, DRAWINGS, AND OTHER WORK PRODUCT SHALL BE PROPERLY HOUSED AND PROTECTED BY SELLER; SHALL BE DEEMED TO BE PERSONAL PROPERTY AT ALL TIMES; SHALL BE MARKED BY SELLER "PROPERTY OF DAIMLERCHRYSLER"; SHALL NOT BE USED EXCEPT FOR PERFORMANCE OF WORK HEREUNDER; SHALL BE KEPT FREE AND CLEAR OF ALL LIENS AND ENCUMBRANCES; SHALL NOT BE COMMINGLES WITH PROPERTY OF SELLER WITH THAT OF ANY THIRD PARTY; SHALL NOT BE MOVED FROM SELLER'S PREMISES WITHOUT DAIMLERCHRYSLER'S PRIOR WRITTEN APPROVAL; AND SHALL, UPON REQUEST OF DAIMLERCHRYSLER, BE IMMEDIATELY DELIVERED TO DAIMLERCHRYSLER, F.O.B. CARS OR TRUCKS AT SELLER'S PLANT, PROPERLY PACKED AND MARKED IN ACCORDANCE WITH THE REQUIREMENTS OF THE CARRIER SELECTED BY DAIMLERCHRYSLER TO TRANSPORT SUCH PROPERTY, OR SHALL, UPON REQUEST OF DAIMLERCHRYSLER, BE IMMEDIATELY DELIVERED TO DAIMLERCHRYSLER BY SELLER AT ANY LOCATION DESIGNATED BY DAIMLERCHRYSLER, IN WHICH EVENT DAIMLERCHRYSLER SHALL PAY TO SELLER THE COST OF DELIVERING SUCH PROPERTY TO SUCH LOCATION. DAIMLERCHRYSLER SHALL HAVE THE RIGHT TO ENTER ONTO SELLER'S PREMISES AT ALL REASONABLE TIMES TO INSPECT SUCH PROPERTY AND SELLER'S RECORDS WITH RESPECT THERETO. PAYMENT WILL BE MADE IN PARTIAL AMOUNTS AS SPECIFIED IN THE FOLLOWING SCHEDULE UPON PRESENTATION OF SELLER'S INVOICES FOR
SCHEDULE:




(                                                                              )
PROGRESSIVE PAYMENTS
CLAUSE # 022A
CLAUSE #022A:
DELAY IN PAYMENT AND RETURN OF INVOICE TO THE SELLER CAN RESULT IF THE REQUIREMENTS BELOW ARE NOT FOLLOWED. INVOICES AND PACKING SLIPS ISSUED AGAINST THIS PURCHASE ORDER MUST BEAR THE FOLLOWING:
-        SUPPLIER VENDOR CODE
-        COMPLETE PURCHASE ORDER NUMBER
-        REQUISITION AND/OR BLANKET ORDER RELEASE NUMBER
-        'SHIP TO' ADDRESS WITH LOCATION CODE, SEE BULLETINS FOR CODES
-        'INVOICE TO' ADDRESS (POST OFFICE BOX ADDRESS)
-        NON-PRODUCTION MATERIAL CODE (ITEM #) OR PRODUCTION PART #
-        SHIPMENT MODE
-        INVOICE AND RECEIPT NUMBER
-        INVOICE DATE/SHIP DATE
-        UNIT PRICE AND ISO CURRENCY CODE
-        QUANTITY AND UNIT OF MEASURE
-        PRICING/COST FOR BILLABLE CLAUSES
-        ADDITIONAL LINE ITEM EXPENSES
-        PROPER EXTENSION OF ALL LINE ITEMS
-        INVOICE GRAND TOTAL
FURTHER INFORMATION REGARDING INVOICE AND RECEIPT REQUIREMENTS

CAN BE OBTAINED FROM THE DAIMLERCHRYSLER CORPORATE ACCOUNTS PAYABLE
DEPARTMENT DOCUMENT: 'INFORMATION BULLETIN - FACILITIES AND MATERIALS INVOICE AND RECEIPT REQUIREMENTS' OR PRODUCTION INVOICE REQUIREMENTS. ADDITIONAL SHIPPING INSTRUCTIONS: IN ADDITION TO PROPER LABELING, THE FOLLOWING MUST BE
OBSERVED:

   - TWO (2) PACKING LISTS MUST BE INCLUDED WITH SHIPMENT. ONE
             ATTACHED TO EXTERIOR OF SHIPPING CONTAINER AND ONE INSIDE SHIPPING CONTAINER.
THE WORDS "NON-PRODUCTION MATERIAL" OR "PRODUCTION MATERIAL" MUST BE CLEARLY MARKED AND VISIBLE ON OUTSIDE OF SHIPPING CONTAINER. THIS PURCHASE ORDER IS ISSUED FOR THE ITEM(S) AS SPECIFICALLY IDENTIFIED ON THIS ORDER. ANY SUBSTITUTION OF MATERIAL OTHER THAN DESCRIBED HEREIN WITHOUT PRIOR PURCHASING APPROVAL, WILL BE CONSIDERED A VIOLATION OF THE ORDER AND SUBJECT TO A DEBIT OF THE SELLER'S ACCOUNT AND REMOVAL AS AN APPROVED DAIMLERCHRYSLER SUPPLIER.

FOR INVOICING PROBLEMS CALL THE APPROPRIATE PAYABLES LOCATION: CORPORATE ACCOUNTS PAYABLE: (586) 274-7676
MEXICO ACCOUNTS PAYABLE: 011-52-555-081-7762
CANADIAN ACCOUNTS PAYABLE: (586) 274-6220

CLAUSE # 054
CLAUSE #054: THIS CLAUSE SHALL APPLY IN LIEU OF CLAUSE 11 OF THE THE GENERAL TERMS AND CONDITIONS ENTITLED "INSURANCE AND INDEMNIFICATION".
      CONTRACTOR SHALL ASSUME ALL RISK OF DAMAGE TO PROPERTY OR OF BODILY INJURY, SICKNESS, OR DISEASE OF PERSONS (INCLUDING DEATH RESULTING AT ANY TIME THEREFROM) USED OR EMPLOYED ON OR IN CONNECTION WITH THE WORK, AND OF ALL DAMAGE TO PROPERTY OR OF BODILY INJURY, SICKNESS, OR DISEASE OF PERSONS (INCLUDING DEATH RESULTING AT ANY TIME THEREFROM) WHEREVER LOCATED, RESULTING FROM OR ARISING OUT OF ANY ACTION, OMISSION OR OPERATION UNDER THE CONTRACT OR IN CONNECTION WITH THE WORK.
      SELLER, AND ALL SUPPLIERS TO WHOM THE PORTIONS OF THE WORK UNDER THE CONTRACT ARE SUBCONTRACTED (HEREIN AFTER CALLED "SUBCONTRACTORS"), SHALL PROTECT, DEFEND, HOLD HARMLESS, AND INDEMNIFY DAIMLERCHRYSLER FROM AND AGAINST ANY AND ALL LOSS, COST, DAMAGE, EXPENSE, CLAIMS, OR LEGAL ACTIONS, WHETHER GROUNDLESS OR NOT, ARISING OUT OF THE BODILY INJURY, SICKNESS OR DISEASE (INCLUDING DEATH RESULTING AT ANY TIME THEREFROM) WHICH MAY BE SUSTAINED OR CLAIMED BY ANY PERSON OR PERSONS, AND THE DAMAGE OR DESTRUCTION OF ANY PROPERTY, INCLUDING THE LOSS OF USE THEREOF, ARISING OUT OF OR RELATED TO THE PERFORMANCE OF ANY WORK IN CONNECTION WITH THIS CONTRACT, INCLUDING ANY EXTRA WORK ASSIGNED TO CONTRACTOR IN CONNECTION THEREWITH, BASED UPON ANY ACT OR OMISSION, NEGLIGENT OR OTHERWISE, OF (A) CONTRACTOR OR ANY OF ITS EMPLOYEES, AGENTS, OR SERVANTS,
(B) ANY SUBCONTRACTOR OF CONTRACTOR OR ANY EMPLOYEES, AGENTS, OR SERVANTS OF SUCH A SUBCONTRACTOR, AND/OR (C) ANY OTHER PERSON OR PERSONS, INCLUDING DAIMLERCHRYSLER, OR ANY EMPLOYEES, AGENTS, OR SERVANTS OF DAIMLERCHRYSLER. THIS INDEMNIFICATION SHALL INCLUDE, BUT SHALL NOT BE LIMITED TO, THE OBLIGATION BY CONTRACTOR TO PROTECT, DEFEND, HOLD HARMLESS, AND INDEMNIFY DAIMLERCHRYSLER FROM AND AGAINST ANY AND ALL CLAIMS FOR BODILY INJURY, SICKNESS, OR DISEASE (INCLUDING DEATH RESULTING AT ANY TIME THEREFROM) AND DAMAGE TO PROPERTY, BASED UPON OR ALLEGED TO HAVE ARISEN OUT OF (1) THE SOLE ACTIVE OR PASSIVE NEGLIGENCE OF DAIMLERCHRYSLER (EXCEPT AS PROHIBITED BY MICHIGAN COMPILED LAWS ANNOTATED SEC. 691.991); (2) THE JOINT AND/OR CONCURRENT ACTIVE OR PASSIVE NEGLIGENCE OF DAIMLERCHRYSLER AND CONTRACTOR; (3) THE JOINT AND/OR CONCURRENT ACTIVE OR PASSIVE NEGLIGENCE OF DAIMLERCHRYSLER AND ANY SUBCONTRACTOR OF CONTRACTOR; (4) THE JOINT AND/OR CONCURRENT ACTIVE OR PASSIVE NEGLIGENCE OF DAIMLERCHRYSLER AND ANY OTHER PERSON OR PERSONS; (5) THE JOINT AND/OR CONCURRENT ACTIVE OR PASSIVE NEGLIGENCE OF CONTRACTOR AND ANY OTHER PERSON OR PERSONS; (6) THE JOINT AND/OR CONCURRENT ACTIVE OR PASSIVE NEGLIGENCE OF ANY SUBCONTRACTOR OF CONTRACTOR AND ANY OTHER

PERSON OR PERSONS; (7) DAIMLERCHRYSLER'S FAILURE TO PROVIDE A SAFE PLACE TO WORK; AND/OR (8) DAIMLERCHRYSLER'S FAILURE TO TAKE PROPER OR REASONABLE SAFETY PRECAUTIONS OR EXERCISE PROPER CONTROL WITH RESPECT TO THE CONDUCT OF ANY INHERENTLY DANGEROUS ACTIVITY ON OR OFF ITS PREMISES; AND CONTRACTOR SHALL, AT ITS OWN COST AND EXPENSE, DEFEND ANY SUCH CLAIMS AND ANY SUIT, ACTION, OR PROCEEDING WHICH MAY BE COMMENCED THEREUNDER, AND CONTRACTOR SHALL PAY ANY AND ALL JUDGEMENTS WHICH MAY BE RECOVERED IN ANY SUCH SUIT, ACTION, OR PROCEEDING, AND ANY AND ALL EXPENSE, INCLUDING BUT NOT LIMITED TO, COSTS, ATTORNEYS' FEES, AND SETTLEMENT EXPENSES WHICH MAY BE INCURRED THEREIN.

IN ALL PURCHASE ORDERS WHERE THE WORK IS PERFORMED IN THE STATE OF ILLINOIS, THE FOLLOWING TWO (2) INDEMNITY PARAGRAPHS ARE TO BE SUBSTITUTED FOR THE INDEMNITY PARAGRAPH IMMEDIATELY ABOVE THIS PARAGRAPH:
   "SELLER AND ALL SUBCONTRACTORS SHALL PROTECT, DEFEND, HOLD HARMLESS, AND INDEMNIFY DAIMLERCHRYSLER FROM AND AGAINST ANY AND ALL LOSS, COST, DAMAGE, EXPENSE, CLAIMS, OR LEGAL ACTIONS, WHETHER GROUNDLESS OR NOT, ARISING OUT OF THE BODILY INJURY, SICKNESS, OR DISEASE (INCLUDING DEATH RESULTING AT ANY TIME THEREFROM) WHICH MAY BE
   SUSTAINED OR CLAIMED BY ANY PERSON OR PERSONS, AND THE DAMAGE OR DESTRUCTION OF ANY PROPERTY, INCLUDING THE LOSS OF USE THEREOF, ARISING OUT OF OR RELATED TO THE PERFORMANCE OF ANY WORK IN CONNECTION WITH THIS CONTRACT, INCLUDING ANY EXTRA WORK ASSIGNED TO SELLER AND ITS SUBCONTRACTORS IN CONNECTION THEREWITH, BASED UPON ANY ACT OR OMISSION, NEGLIGENT OR OTHERWISE, OF (A) SELLER OR ANY OF SELLER'S EMPLOYEES, AGENTS, OR SERVANTS,

   (B) ANY SUBCONTRACTOR OF SELLER OR ANY EMPLOYEES,
   AGENTS OR SERVANTS OF SUCH SUBCONTRACTOR, AND/OR (C) ANY OTHER PERSON OR PERSONS EXCLUDING AGENTS, SERVANTS, AND EMPLOYEES OF DAIMLERCHRYSLER. SELLER AND ITS SUBCONTRACTORS SHALL, AT ITS OR THEIR OWN COST AND EXPENSE, DEFEND ANY SUCH CLAIMS AND ANY SUIT, ACTION, OR PROCEEDING WHICH MAY BE COMMENCED AS DESCRIBED ABOVE, AND SELLER AND ITS SUBCONTRACTORS SHALL PAY ANY AND ALL EXPENSE, INCLUDING BUT NOT LIMITED TO, COSTS, ATTORNEYS' FEES AND SETTLEMENT EXPENSES WHICH MAY BE INCURRED THEREIN.
      CONTRACTOR AND ALL SUBCONTRACTORS SHALL, DURING THE CONTINUANCE OF WORK THEREUNDER, INCLUDING EXTRA WORK IN CONNECTION THEREWITH, MAINTAIN THE FOLLOWING INSURANCE COVERAGES:
(1) WORKER'S COMPENSATION, EMPLOYER'S LIABILITY INSURANCE, AND ANY
INSURANCE REQUIRED BY ANY EMPLOYEE BENEFIT ACTS OR OTHER STATUTES APPLICABLE WHERE THE WORK IS TO BE PERFORMED. ALL SUCH INSURANCE SHALL BE IN AMOUNTS SUFFICIENT, IN THE OPINION OF DAIMLERCHRYSLER, TO PROTECT CONTRACTOR AND SUBCONTRACTORS FROM ANY LIABILITY FOR BODILY INJURY, SICKNESS, OR DISEASE
(INCLUDING DEATH RESULTING AT ANY TIME THEREFROM) OR ANY OF THEIR EMPLOYEES, INCLUDING ANY LIABILITY OR DAMAGE WHICH MAY ARISE BY VIRTUE OF ANY STATUTE OR LAW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED. CLAUSE # 054/
(2) . COMPREHENSIVE GENERAL LIABILITY AND PROPERTY DAMAGE INSURANCE IN ANY AMOUNTS REQUIRED BY DAIMLERCHRYSLER, BUT NOT LESS THAN, $5,000,000 COMBINED SINGLE LIMIT, BODILY INJURY, AND PROPERTY DAMAGE AS PROTECTION AGAINST ALL RISKS OF DAMAGE TO OR DESTRUCTION OF PROPERTY OR BODILY INJURY, SICKNESS, OR DISEASE (INCLUDING DEATH RESULTING AT ANY TIME THEREFROM) OF PERSONS, WHEREVER LOCATED, RESULTING, FROM ANY ACTION, OMISSION OR OPERATION UNDER THE CONTRACT OR IN CONNECTION WITH THE WORK. (3) . COMPREHENSIVE AUTOMOBILE LIABILITY INSURANCE, INCLUDING PROPERTY DAMAGE, COVERING ALL OWNED OR RENTED EQUIPMENT USED IN CONNECTION WITH THE WORK, IN THE MINIMUM AMOUNTS OF $5,000,000 PER PERSON,
$5,000,000 PER OCCURRENCE FOR BODILY INJURY (INCLUDING DEATH RESULTING AT ANY TIME THEREFROM) AND $5,000,000 PER OCCURENCE FOR PROPERTY DAMAGE. (4) . (SELLERS OF FOOD AND BEVERAGES) PRODUCTS LIABILITY INSURANCE, IN THE AGGREGATE AMOUNT OF $1,000,000 COMBINED SINGLE LIMIT, BODILY INJURY AND PROPERTY DAMAGE AS PROTECTION.

      ALL INSURANCE POLICIES REQUIRED HEREUNDER SHALL BE ISSUED BY COMPANIES AUTHORIZED TO DO BUSINESS UNDER THE LAWS OF THE STATE OR PROVINCE IN WHICH THE WORK WILL BE PERFORMED. SUCH POLICIES SHALL NAME DAIMLERCHRYSLER AS AN ADDITIONAL INSURED THEREUNDER AND SHALL CONTAIN ENDORSEMENTS STATING THEY ARE PRIMARY AND NOT EXCESS OVER OR CONTRIBUTORY WITH ANY OTHER VALID, APPLICABLE, AND COLLECTIBLE INSURANCE IN FORCE FOR DAIMLERCHRYSLER. SUCH POLICIES SHALL FURTHER CONTAIN APPROPRIATE ENDORSEMENTS EXTENDING THE COVERAGE THEREUNDER TO INCLUDE THE LIABILITY ASSUMED BY CONTRACTOR UNDER THIS CONTRACT. PURCHASER MAY REQUIRE SELLER TO FURNISH EVIDENCE OF THE FOREGOING INSURANCE AT PURCHASER'S OPTION, BUT SELLER'S FAILURE TO COMPLY WITH SAID INSURANCE REQUIREMENTS SHALL NOT RELIEVE SELLER OF ITS LIABILITIES AND OBLIGATIONS UNDER THIS CLAUSE AND DAIMLERCHRYSLER'S ACTION OR INACTION SHALL NOT ACT AS A WAIVER OF ANY OF DAIMLERCHRYSLER'S RIGHTS AS DESCRIBED IN THIS CLAUSE #054.


CLAUSE # 098
CLAUSE #098: LICENSE UNDER FOREGROUND AND BACKGROUND
INTELLECTUAL PROPERTY.
SELLER GRANTS TO DAIMLERCHRYSLER, ITS PRESENT AND FUTURE SUBSIDIARIES AND CONTROLLED COMPANIES (DAIMLERCHRYSLER COMPANIES), A NON-EXCLUSIVE, WORLD-WIDE, PAID-UP, IRREVOCABLE, AND PERPETUAL LICENSE UNDER ANY INTELLECTUAL PROPERTY RIGHT OWNED THAT IS NOW OR SUBSEQUENTLY OWNED OR CONTROLLED BY SELLER, TO PRACTICE IN CONNECTION WITH DAIMLERCHRYSLER COMPANIES' BUSINESS, THE PRODUCTS, PROCESSES, AND TECHNOLOGY WITHIN THE SCOPE OF THIS PURCHASE ORDER, INCLUDING WITHOUT LIMITATION: (1) TO MAKE, HAVE MADE, USE, OFFER TO SELL, SELL, IMPORT, ANY PROCESS, MACHINE, MANUFACTURE, COMPOSITION OF MATTER, OR ANY IMPROVEMENT THEREOF; AND (2) TO REPRODUCE, DISTRIBUTE ONLY IN CONNECTION WITH DAIMLERCHRYSLER COMPANIES' PRODUCTS, DISPLAY PUBLICLY, PERFORM PUBLICLY, AND PREPARE DERIVATIVE WORKS BASED UPON, ANY COPYRIGHTED WORK.


CLAUSE # 099
CLAUSE #099: OWNERSHIP OF FOREGROUND AND LICENSE UNDER BACKGROUND INTELLECTUAL
PROPERTY:
(A) SELLER AGREES TO, AND HEREBY DOES, ASSIGN, TRANSFER, AND CONVEY TO DAIMLERCHRYSLER ALL OF SELLER'S RIGHT, TITLE, AND INTEREST IN AND TO ANY INTELLECTUAL PROPERTY CONCEIVED, DEVELOPED, OR ACQUIRED BY SELLER IN PERFORMING WORK UNDER THIS PURCHASE ORDER.
(B) SELLER AGREES TO DISCLOSE PROMPTLY TO DAIMLERCHRYSLER ANY INVENTION, PATENT APPLICATION, OR PATENT COVERING AN INVENTION TO WHICH DAIMLERCHRYSLER IS ENTITLED TO AN ASSIGNMENT UNDER THIS PURCHASE ORDER AND TO PERFORM ANY ACT, INCLUDING WITHOUT LIMITATION, EXECUTING AND DELIVERING UPON REQUEST ANY DOCUMENT THAT DAIMLERCHRYSLER MAY DEEM DESIRABLE TO ENJOY THE FULL BENEFIT OF THE INTELLECTUAL PROPERTY.
(C) SELLER GRANTS TO DAIMLERCHRYSLER, ITS PRESENT AND FUTURE SUBSIDIARIES AND CONTROLLED COMPANIES (DAIMLERCHRYSLER COMPANIES), A NON-EXCLUSIVE, WORLD-WIDE, PAID-UP, IRREVOCABLE, AND PERPETUAL LICENSE UNDER ANY INTELLECTUAL PROPERTY RIGHT THAT IS NOW OWNED OR CONTROLLED BY SELLER, TO PRACTICE IN CONNECTION WITH DAIMLERCHRYSLER COMPANIES' BUSINESS, THE PRODUCTS, PROCESSES, AND TECHNOLOGY WITHIN THE SCOPE OF THIS PURCHASE ORDER, INCLUDING WITHOUT LIMITATION: (1) TO MAKE, HAVE MADE, USE, OFFER TO SELL, SELL, AND IMPORT ANY PROCESS, MACHINE, MANUFACTURE, COMPOSITION OF MATTER, OR ANY IMPROVEMENT THEREOF; AND (2) TO REPRODUCE, DISTRIBUTE ONLY IN CONNECTION WITH DAIMLERCHRYSLER COMPANIES' PRODUCTS, DISPLAY
      PUBLICLY, PERFORM PUBLICLY, AND MAKE DERIVATIVE
      WORKS BASED UPON, ANY COPYRIGHTED WORK.

CLAUSE # 107
CLAUSE #107: UNLESS OTHERWISE CERTIFIED ON THIS PURCHASE ORDER FOR SPECIFIC STATES OR CERTAIN OF OUR RECEIVING LOCATIONS, THIS MATERIAL IS SUBJECT TO APPLICABLE STATE AND/OR LOCAL SALES OR USE TAX, IF IMPOSED, OF THE JURISDICTION TO WHICH SHIPMENT IS MADE AND MUST APPEAR ON YOUR INVOICE AS A SEPARATE ITEM IF SELLER IS AUTHORIZED TO COLLECT SUCH TAX. LABOR, TRANSPORTATION, AND OTHER NON-MATERIAL CHARGES MUST ALSO BE SHOWN AS SEPARATE ITEMS. CLAUSE # 133

CLAUSE #133: THE AMOUNTS INVOICED UNDER THIS PURCHASE ORDER WILL BE BASED ON ACTUAL AND DIRECT COSTS INCURRED BY SELLER IN PERFORMING THE WORK DESCRIBED IN THIS PURCHASE ORDER. DAIMLERCHRYSLER MAY AUDIT SELLER'S BOOKS, RECORDS AND THE BOOKS AND RECORDS OF SUBCONTRACTORS EMPLOYED BY THE SELLER, WHICH PERTAIN TO ALL SUCH AMOUNTS INVOICED. ALL AMOUNTS PAID WHICH EXCEED THE AMOUNT DUE TO SELLER, AS DETERMINED BY DAIMLERCHRYSLER'S AUDIT, WILL BE REFUNDED TO DAIMLERCHRYSLER. CLAUSE # 187

CLAUSE #187: SELLER SHALL BE RESPONSIBLE TO DAIMLERCHRYSLER FOR ANY EXCESSIVE COSTS INCURRED-INCLUDING, BUT NOT LIMITED TO, REPAIRS, UNREASONABLE DOWN TIME, SUBSTITUTE EQUIPMENT, AND/OR HANDLING COSTS-WHICH ARE OVER AND ABOVE THOSE NORMALLY REQUIRED FOR ORDINARY WEAR AND TEAR FOR THE TYPE OF EQUIPMENT INVOLVED, OR WHICH RESULT FROM NON-COMPLIANCE WITH REQUIREMENTS DEFINED HEREIN.

CLAUSE # 240
CLAUSE #240: SELLER IS REQUIRED TO SUBMIT TO DAIMLERCHRYSLER, ON A MONTHLY BASIS, AN ACCOUNTING OF MINORITY TIER II SUPPLIER PAYMENTS MADE. SUBMISSION IS TO BE MADE VIA THE DIVERSITY SUPPLIER DEVELOPMENT WEBSITE
HTTP: //SUPPLIERDIVERSITY. DAIMLERCHRYSLER. COM                        \
THE FOLLOWING ITEMS ARE NEEDED TO SUCCESSFULLY
COMPLETE SUBMISSION:
-        SUPPLIER IDENTIFICATION (S-ID)
-        TIER II NAME(S)
-        TIER II PAYMENTS (DIRECT AND/OR INDIRECT)
-        MINORITY CERTIFICATION
-        MINORITY COUNCIL
-        ETHNIC ORIGIN
-        REPORTING PERIOD
THE NATIONAL MINORITY SUPPLIER DEVELOPMENT COUNCIL (NMSDC), OR ANY OF ITS REGIONAL AFFILIATES, IS THE REQUIRED CERTIFYING ORGANIZATION. ETHNIC ORIGIN OR CLASS CODES REFER TO THE TYPE OF MINORITY OWNERSHIP AND/OR CONTROL (MINIMUM OF 51%) . THE ETHNIC ORIGIN OR CLASS CODES ARE IDENTIFIED AS:
-        AFRICAN AMERICAN
-        HISPANIC AMERICAN
-        NATIVE AMERICAN
-        ASIAN-PACIFIC AMERICAN
-        ASIAN-INDIAN AMERICAN
CONTACT YOUR BUYER OR DIVERSITY SUPPLIER DEVELOPMENT PROGRAM MANAGER WITH QUESTIONS REGARDING THIS REQUIREMENT. CLAUSE # 283 CLAUSE #283: PERFORMANCE BY THE DELIVERY OR COMPLETION DATE(S) APPEARING ON THIS ORDER IS ONE OF THE CONDITIONS OF THE ORDER AND THE DATE(S) CAN ONLY BE CHANGED BY FORMAL AGREEMENT BETWEEN SELLER AND DAIMLERCHRYSLER. FORMAL AGREEMENT WILL REQUIRE A REQUEST IN WRITING BY EITHER PARTY FOR DATE CHANGE AND WRITTEN ACCEPTANCE OF THE REVISED DATE(S) BY THE OTHER PARTY. REQUEST FOR CHANGE BY SELLER MUST BE DIRECTED TO THE MANAGER OF DAIMLERCHRYSLER'S AFFECTED FOLLOW-UP DEPARTMENT WITH A COPY TO THE DAIMLERCHRYSLER BUYER WHOSE NAME APPEARS ON THIS ORDER.

CLAUSE # 408

CLAUSE #408: SELLER WILL COMPLY WITH THE FOLLOWING REQUIREMENTS REGARDING THE PRODUCTS BEING PURCHASED UNDER THIS PURCHASE ORDER:

(A) PRIOR TO THE FIRST SHIPMENT OF ANY ITEM SUBJECT TO THIS PURCHASE ORDER TO PURCHASER, SELLER WILL SUBMIT TO PURCHASER'S CORPORATE INDUSTRIAL HYGIENE DEPARTMENT A COMPLETED AND ADEQUATE DAIMLERCHRYSLER TECHNICAL DATA SHEET ("TDS") FOR ALL ITEMS WHICH SELLER SUPPLIES TO PURCHASER UNDER THIS PURCHASE ORDER. SELLER MAY OBTAIN THE TDS ONLY FROM PURCHASER'S INDUSTRIAL HYGIENE DEPARTMENT.

(B) SELLER WILL INCLUDE WITH THE FIRST SHIPMENT OF EACH PRODUCT TO EACH DAIMLERCHRYSLER LOCATION RECEIVING SUCH PRODUCT A COPY OF SELLER'S MATERIAL SAFETY DATA SHEET (MSDS) FOR SUCH PRODUCT WITH DIRECTION THAT THE MSDS BE FORWARDED TO THE DAIMLERCHRYSLER LOCATION'S SAFETY ADMINISTRATOR. SELLER WILL INCLUDE DAIMLERCHRYSLER'S NON-PRODUCTION MATERIAL CODE (NPM) ASSIGNED BY DAIMLERCHRYSLER TO SUCH PRODUCT ON EACH MSDS SUPPLIED BY SELLER.
(C) EACH SHIPPING CONTAINER USED TO FILL THIS ORDER MUST BEAR DAIMLERCHRYSLER'S NPM CODE AND TO ALL OTHER INFORMATION REQUIRED BY APPLICABLE STATUTE OR REGULATION. INDIVIDUAL CONTAINERS OR PACKAGES WILL, WHERE PRACTICAL, ALSO BEAR THE NPM CODE.
(D) SELLER WILL COMPLY WITH ALL APPLICABLE GOVERNMENT LAWS, REGULATIONS AND RULES REGARDING THE PROVISION OF INFORMATION ABOUT ANY MATERIALS SUPPLIED BY SELLER TO PURCHASER.
(E) SELLER WILL COMPLY WITH THE REQUIREMENTS OF ENVIRONMENTAL TECHNICAL INSTRUCTIONS (ETI) 101, 102, AND 103, WHICH ARE AVAILABLE AT HTTP://DAIMLERCHRYSLER.COVISINT.COM (REFERENCE TAB), AS THESE INSTRUCTIONS ARE AMENDED FROM TO TIME. THESE REQUIREMENTS INCLUDE, BUT ARE NOT LIIMITED TO THE FOLLOWNG:
     (1) SELLER PROVIDING NON-PRODUCTION MATERIALS MUST MAKE EVERY EFFORT TO REDUCE OR ELIMINATE THE USE OF "HAZARDOUS AND POTENTIALLY HAZARDOUS MATERIALS" (AS THOSE TERMS ARE DEFINED IN ETI 102) . TO THE EXTENT THAT SELLER MUST USE HAZARDOUS OR POTENTIALLY HAZARDOUS MATERIALS, SELLER MAY USE ONLY DAIMLERCHRYSLER-APPORVED MATERIALS. SELLER ALSO MUST MAKE EVERY EFFORT TO USE SUCH MATERIALS THAT THE RECEIVING LOCATION IS ALREADY USING.
     (2) SELLER MAY NOT USE ANY HAZARDOUS OR POTENTIALLY HAZARDOUS MATERIAL THAT ARE NOT CURRENTLY DAIMLERCHRYSLER-APPROVED, UNLESS AND UNTIL THE MATERIALS HAVE BEEN APPROVED THROUGH THE RESTRICTED PARTS APPROVAL SYSTEM (RPAS) . THE PROCESS FOR REQUESTING APPROVAL OF A NEW MATERIAL THROUGH RPAS IS FOUND IN ETI 101 AND SUPPORTED BY ETI 102 AND 103.
     (3)  SELLER  IS  REQUIRED  TO  SUBMIT  A  "SUPPLIER   REGULATED   SUBSTANCE
          CERTIFICATION REPORT" IN ACCORDANCE WITH ETI 103. MATERIALS THAT MUST BE DISCLOSED IN THIS REPORT INCLUDE BUT ARE NOT LIMITED TO LUBES,
          GREASES,  OILS,  COOLANTS,  PAINTS,  CHEMICALS,   ABRASIVES  (GRINDING
          WHEELS) AND OTHER HAZARDOUS OR POTENTIALLY HAZARDOUS MATERIALS.
(F) IF SELLER FAILS TO COMPLY WITH ANY OF THE TERMS OF THIS CLAUSE, SELLER WILL BE INDEFAULT UNDER THIS PURCHASE ORDER AND DAIMLERCHRYSLER MAY WITHHOLD PAYMENT OF SELLER'S INVOICES FOR PRODUCT DELIVERED UNTIL SELLER HAS COMPLIED WITH ALL REQUIREMENTS OF THIS CLAUSE AND MAY AVAIL ITSELF OF ANY OTHER REMEDY TO WHICH DAIMLERCHRYSLER IS ENTITLED DUE TO SELLER'S DEFAULT.

CLAUSE # 411

CLAUSE #411: BECAUSE THE SERVICES BEING PROVIDED INCLUDES SERVICES WHICH
ARE TO BE FURNISHED ON-SITE, DAIMLERCHRYSLER DOCUMENT "SUPPLEMENTARY PURCHASE ORDER TERMS AND CONDITIONS" FORM NO. 84-801-6782 (8/99), IS INCORPORATED INTO THE PURCHASE ORDER AS IF FULLY STATED HEREIN. SELLER WILL ADHERE TO THE TERMS OF THE SUPPLEMENTAL CONDITIONS WHENEVER THEY ARE APPLICABLE. SELLER MUST OBTAIN A COPY OF THE SUPPLEMENTAL CONDITIONS FROM DAIMLERCHRYSLER'S WEB PAGE ADDRESS:
HTTP://DAIMLERCHRYSLER.COVISINT.COM (REFERENCE TAB).

CLAUSE # 426
CLAUSE #426: "FREIGHT COLLECT" SHIPPING INSTRUCTIONS: (A) SHIP BY UNITED PARCEL SERVICE (UPS) "CONSIGNEE BILLING" ALL MATERIAL WEIGHING UP TO 150 POUNDS AND NOT EXCEEDING 130 INCHES IN LENGTH AND GIRTH COMBINED. IF SELLER IS NOT CURRENTLY UPS-AUTHORIZED "CONSIGNEE BILLING" SHIPPER, SELLER MUST FIRST INFORM UPS THAT IT HAS BEEN DIRECTED BY DAIMLERCHRYSLER'S EDI ROUTING DIRECTIVE TO SHIP UPS "CONSIGNEE BILLING." SELLER MUST CONTACT UPS BY PHONE AT 800-354-7527 IF SELLER IS A U.S. SUPPLIER OR AT 800-335-8763 IF SELLER IS AN INTRA-CANADIAN SUPPLIER SHIPPING TO DESTINATION WITHIN CANADA. SELLER MUST USE IMPORT FREIGHT COLLECT NUMBER 0024016137 IF SELLER IS AN INTRA-CANADIAN OR MEXICAN SUPPLIER SHIPPING TO THE U.S.; FOR QUESTIONS REGARDING UPS IMPORT FREIGHT COLLECT CALL 800-782-7892.
(B) SHIP MATERIAL THAT EXCEEDS EITHER THE ABOVE WEIGHT OR SIZE LIMITATION BY THE CARRIER DESIGNATED IN DAIMLERCHRYSLER ROUTING INSTRUCTIONS. USE DAIMLERCHRYSLER'S DESIGNATED LTL CARRIER, CENTRAL TRANSPORT, WHOSE PHONE NUMBER IS 586-939-7000, IN THE ABSENCE OF ROUTING INSTRUCTIONS. (C) FOR SPECIAL EQUIPMENT MOVES, CONTACT ARTISAN ASSOCIATES AT 800-338-6486.


SELLER MUST USE IMPORT FREIGHT COLLECT NUMBER 518E00
IF SELLER IS AN U.S. SUPPLIER SHIPPING TO CANADA.

CLAUSE # 429
CLAUSE # 429: CONTROLLING LAWS
THE TERMS AND PROVISIONS OF THIS AGREEMENT SHALL BE INTERPRETED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF MICHIGAN, UNITED STATES OF AMERICA. FURTHER, THE PARTIES AGREE THAT THE JURISDICTION AND VENUE FOR ANY ACTION BROUGHT BY EITHER PARTY SHALL BE SOLELY IN ANY STATE OR FEDERAL COURT WITHIN THE EASTERN DISTRICT OF MICHIGAN.

CLAUSE # 430
CLAUSE #430: CONSTRUCTION
THIS AGREEMENT HAS BEEN FULLY NEGOTIATED BETWEEN THE PARTIES AND IN INTERPRETING THIS AGREEMENT, THERE SHALL BE NO PRESUMPTION THAT EITHER PARTY DRAFTED THE LANGUAGE BUT RATHER THE PARTIES SHALL BE DEEMED TO HAVE SHARED EQUALLY IN THE DRAFTING OF THE PROVISIONS OF THIS AGREEMENT.

CLAUSE # 431
CLAUSE #431: ACCEPTANCE
SELLER ACCEPTS ALL OF THE TERMS AND CONDITIONS OF THIS PURCHASE ORDER AND SPECIFICALLY WAIVES ITS SIGNED ACCEPTANCE THEREOF.

CLAUSE # 700
CLAUSE 700: DAIMLERCHRYSLER COMPUTER NETWORK, INCLUDING CATIA, ACCESS
CONFIDENTIALITY:
A) IF DAIMLERCHRYSLER GRANTS SELLER ACCESS TO DAIMLERCHRYSLER'S COMPUTER NETWORK, SELLER UNDERSTANDS THAT THE ACCESS EXTENDS ONLY TO THOSE EMPLOYEES OF SELLER WHO HAVE A NEED FOR THE ACCESS TO PERFORM WORK FOR DAIMLERCHRYSLER. SELLER MUST INFORM ITS EMPLOYEES THAT THE DATA FILES THEY REVIEW ARE CONFIDENTIAL AND MUST NOT BE COMMUNICATED TO OTHERS NOR USED FOR ANY PURPOSE OTHER THAN PERFORMING DAIMLERCHRYSLER'S WORK.
B) DAIMLERCHRYSLER DOES NOT GRANT ANY INTELLECTUAL PROPERTY RIGHT INCLUDING, BUT NOT LIMITED TO, TRADE SECRET, PATENT OR COPYRIGHT, BY GRANTING SELLER ACCESS TO DAIMLERCHRYSLER'S COMPUTER NETWORK. NO RIGHT TO USE DAIMLERCHRYSLER-OWNED OR LEASED HARDWARE, FACILITIES OR SOFTWARE APPLICATION PROGRAMS, INCLUDING BY WAY OF EXAMPLE BUT NOT OF LIMITATION, COMMUNICATION SOFTWARE OR SOFTWARE DESIGN PROGRAMS, MAY BE INFERRED FROM DAIMLERCHRYSLER'S GRANTING ACCESS TO ITS COMPUTER NETWORK TO SELLER.
C)   DAIMLERCHRYSLER MAY TERMINATE SELLER'S ACCESS TO
     DAIMLERCHRYSLER'S COMPUTER NETWORK IN DAIMLERCHRYSLER'S SOLE DISCRETION. UPON TERMINATION OF SELLER'S ACCESS PRIVILEGES, SELLER MUST RETURN ANY COPY OF DATA FILE OBTAINED FROM DAIMLERCHRYSLER'S COMPUTER NETWORK OR ANY INFORMATION OBTAINED FROM THE DATA FILE THAT SELLER POSSESSES. SELLER'S CONFIDENTIALITY OBLIGATION WITH RESPECT TO EACH DATUM OF INFORMATION OBTAINED FROM DAIMLERCHRYSLER SURVIVES TERMINATION OF ITS ACCESS PRIVILEGES AND CONTINUES UNTIL THE DATUM BECOMES PUBLIC KNOWLEDGE.

D) SELLER MUST INFORM DAIMLERCHRYSLER WHENEVER SELLER SUSPECTS THAT DATA OBTAINED FROM DAIMLERCHRYSLER'S COMPUTER NETWORK HAS BEEN WRONGFULLY RELEASED TO A THIRD PARTY OR THAT AN HOLD UNAUTHORIZED THIRD PARTY HAS ACCESSED DAIMLERCHRYSLER'S COMPUTER NETWORK. SELLER MUST DEFEND, INDEMNIFY AND HOLD DAIMLERCHRYSLER HARMLESS FROM THE WRONGFUL DISCLOSURE OF ANY INFORMATION OBTAINED FROM DAIMLERCHRYSLER'S COMPUTER NETWORK.
E) SELLER ASSUMES ALL RISK OF ACCESSING DAIMLERCHRYSLER'S EXPRESS OR IMPLIED, REGARDING ITS COMPUTER NETWORK, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. DAIMLERCHRYSLER'S COMPUTER NETWORK AND DATA FILES MAY CONTAIN ERRORS OR VIRUSES. DAIMLERCHRYSLER IS NOT LIABLE FOR ANY DAMAGES ARISING FROM SELLER'S USE OF DAIMLERCHRYSLER'S COMPUTER NETWORK INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFIT, USE, GOODWILL, WORK STOPPAGE, COMPUTER FAILURE OR MALFUNCTION, INTERRUPTION OF BUSINESS, OR ANY DIRECT, INDIRECT, SPECIAL, EXEMPLARY, INCIDENTAL OR CONSEQUENTIAL DAMAGE ARISING OUT OF THE USE OR PERFORMANCE OF DAIMLERCHRYSLER'S NETWORK.




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